SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 2-83672)
  UNDER THE SECURITIES ACT OF 1933 [X]
 Pre-Effective Amendment No.           [  ]
 Post-Effective Amendment No. 72   [X]
and
REGISTRATION STATEMENT (No. 811-3737)
 UNDER THE INVESTMENT COMPANY ACT OF 1940    [X]
 Amendment No. 72 [X]
Fidelity Advisor Series IV
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, Massachusetts 02109
(Address Of Principal Executive Offices)  (Zip Code)
Registrant's Telephone Number:  617-563-7000
Eric D. Roiter, Secretary
82 Devonshire Street
Boston, Massachusetts 02109
(Name and Address of Agent for Service)
It is proposed that this filing will become effective
 (  ) immediately upon filing pursuant to paragraph (b).
 (  ) on (                               ) pursuant to paragraph (b).
 (  ) 60 days after filing pursuant to paragraph (a)(1).
 (X) on March 30, 1999 pursuant to paragraph (a)(1) of Rule 485.
 (  ) 75 days after filing pursuant to paragraph (a)(2).
 (  ) on (            ) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
 ( ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

LIKE SECURITIES OF ALL MUTUAL
FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR
DISAPPROVED BY THE
SECURITIES AND EXCHANGE
COMMISSION, AND THE
SECURITIES AND EXCHANGE
COMMISSION HAS NOT
DETERMINED IF THIS PROSPECTUS
IS ACCURATE OR COMPLETE. ANY
REPRESENTATION TO THE
CONTRARY IS A CRIMINAL
OFFENSE.

FIDELITY
REAL ESTATE HIGH INCOME
FUND
(fund number 671)

PROSPECTUS
MARCH 30, 1999

(fidelity_logo_graphic) (registered trademark)
82 Devonshire Street, Boston, MA 02109

CONTENTS


FUND SUMMARY             3  INVESTMENT SUMMARY

                         3  PERFORMANCE

                         4  FEE TABLE

FUND BASICS              4  INVESTMENT DETAILS

                         5  VALUING SHARES

SHAREHOLDER INFORMATION  6  BUYING AND SELLING SHARES

                         7  ACCOUNT FEATURES AND POLICIES

                         7  DIVIDENDS AND CAPITAL GAINS
                            DISTRIBUTIONS

                         8  TAX CONSEQUENCES

FUND SERVICES            8  FUND MANAGEMENT

                         9  FUND DISTRIBUTION

APPENDIX                 9  FINANCIAL HIGHLIGHTS

FUND SUMMARY


INVESTMENT SUMMARY

INVESTMENT OBJECTIVE. Real Estate High Income seeks a high level of current income. As a secondary objective, the fund also seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGIES.  Fidelity Management & Research
Company (FMR)'s principal investment strategies include:

(small solid bullet) Investing in real estate-related instruments of domestic and foreign issuers, with an emphasis on lower-quality debt securities.
(small solid bullet) Investing at least 65% of total assets in commercial and residential mortgage-backed securities; debt securities of real estate entities; equity securities of entities whose primary assets are mortgage loans or commercial or residential mortgage-backed securities; and preferred stock of real estate investment trusts. (small solid bullet) Investing at least 90% of net assets in commercial and residential mortgage-backed securities; debt securities of real estate entities; equity securities of entities whose primary assets are mortgage loans or commercial or residential mortgage-backed securities; preferred stock of real estate investment trusts; U.S. Government securities; cash equivalents; and related futures and options.
(small solid bullet) Not investing more than 5% of the fund's total assets in non-U.S. dollar-denominated securities.
(small solid bullet) Investing more than 25% of total assets in securities and instruments backed by real estate and real estate mortgages and securities of companies engaged in the real estate business, including interests in real estate investment trusts.
(small solid bullet) Investing the fund's assets without limitation in lower-rated securities and non-rated securities of lower quality ("junk bonds").
(small solid bullet) In selecting investments, analyzing a security's structural features, current pricing and trading opportunities, and the credit quality of its issuer or the underlying assets, as well as using fundamental analysis of each issuer's financial condition.

PRINCIPAL INVESTMENT RISKS. The fund may be appropriate for aggressive institutional investors who understand the potential risks and rewards of investing in real estate-related securities, particularly lower-quality securities, and are willing to accept the greater price movements and credit risks of these securities.

The fund is subject to the following principal investment risks:

(small solid bullet) INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.
(small solid bullet) REAL ESTATE EXPOSURE. Changes in real estate values or economic downturns can have a significant negative affect on issuers in the real estate industry.
(small solid bullet) ISSUER-SPECIFIC CHANGES. The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently than the value of the market as a whole. Lower-quality debt securities (those of less than investment-grade quality) can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.
(small solid bullet) PREPAYMENT. The ability of an issuer of a debt security to repay principal prior to a security's maturity can cause greater price volatility if interest rates change.
(small solid bullet) STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments. (small solid bullet) FOREIGN EXPOSURE. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

In addition, the fund is considered non-diversified and can invest a greater portion of assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer could cause greater fluctuations in share price than would occur in a more diversified fund.

An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

When you sell your shares of the fund, they could be worth more or less than what you paid for them.

PERFORMANCE

The following information illustrates the changes in the fund's performance from year to year and compares the fund's performance to the performance of a market index and an average of the performance of similar funds over various periods of time. Prior to June 1, 1998, Real Estate High Income operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies. Returns are based on past results and are not an indication of future performance.

YEAR-BY-YEAR RETURNS
 REAL ESTATE HIGH INCOME

CALENDAR YEARS            199  199  199  199  199  199  199  1996  1997  1998

                          %    %    %    %    %    %    %    %     %     %



PERCENTAGE (%)
ROW: 1, COL: 1, VALUE: NIL
ROW: 2, COL: 1, VALUE: NIL
ROW: 3, COL: 1, VALUE: NIL
ROW: 4, COL: 1, VALUE: NIL
ROW: 5, COL: 1, VALUE: NIL
ROW: 6, COL: 1, VALUE: NIL
ROW: 7, COL: 1, VALUE: NIL
ROW: 8, COL: 1, VALUE: NIL
ROW: 9, COL: 1, VALUE: NIL
ROW: 10, COL: 1, VALUE: NIL
DURING THE PERIODS SHOWN IN THE CHART FOR REAL ESTATE HIGH INCOME, THE HIGHEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR
QUARTER], [YEAR]) AND THE LOWEST RETURN FOR A QUARTER WAS __% (QUARTER ENDING [CALENDAR QUARTER], [YEAR]).

AVERAGE ANNUAL RETURNS

FOR THE PERIODS ENDED DECEMBER 31, 1998       PAST 1 YEAR  LIFE OF FUNDA

REAL ESTATE HIGH INCOME                        %            %

MERRILL LYNCH HIGH YIELD MASTER INDEX          %            %

LIPPER HIGH CURRENT YIELD FUNDS AVERAGE        %            %

A FROM JANUARY 1, 1996.
Merrill Lynch High Yield Master Index is a market capitalization-weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default.

Lipper High Current Yield Funds Average reflects the performance
(excluding sales charges) of mutual funds with similar objectives.

FEE TABLE

The following table describes the fees and expenses that are incurred when you buy, hold or sell shares of the fund. [The annual fund operating expenses provided below for the fund are based on historical expenses, adjusted to reflect current fees.] The annual fund operating expenses provided below for the fund are higher than the expenses actually paid by the fund as the result of [expense reimbursements and] the payment or reduction of certain expenses during the period.

SHAREHOLDER FEES (PAID BY THE INVESTOR DIRECTLY)

SALES CHARGE (LOAD) ON PURCHASES             NONE
AND REINVESTED DISTRIBUTIONS

DEFERRED SALES CHARGE (LOAD) ON REDEMPTIONS  NONE

ANNUAL FUND OPERATING EXPENSES (PAID FROM FUND ASSETS)
MANAGEMENT FEE                        %

DISTRIBUTION AND SERVICE (12B-1) FEE  NONE

OTHER EXPENSES                        %

TOTAL ANNUAL FUND OPERATING EXPENSES  %

[A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses.] [In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses. Including [this/these] reduction[s], the total fund operating expenses would have been __%.]

This EXAMPLE helps you compare the cost of investing in the fund with the cost of investing in other mutual funds.

Let's say, hypothetically, that the fund's annual return is 5% and that your shareholder fees and the fund's annual operating expenses are exactly as described in the fee table. This example illustrates the effect of fees and expenses, but is not meant to suggest actual or expected fees and expenses or returns, all of which may vary. For every $10,000 you invested, here's how much you would pay in total expenses if you close your account after the number of years indicated:

1 YEAR            $

3 YEARS           $

5 YEARS           $

10 YEARS          $

FUND BASICS


INVESTMENT DETAILS

INVESTMENT OBJECTIVE:

REAL ESTATE HIGH INCOME seeks a high level of current income. As a secondary objective, the fund also seeks growth of capital.

PRINCIPAL INVESTMENT STRATEGIES:
FMR invests the fund's assets primarily in real estate-related instruments, with an emphasis on lower-quality debt securities. FMR normally invests at least 65% of the fund's total assets in commercial and residential mortgage-backed securities; debt securities of real estate entities; equity securities of entities whose primary assets are mortgage loans or commercial or residential mortgage-backed securities; and preferred stock of real estate investment trusts. FMR normally invests at least 90% of the fund's net assets in the foregoing real estate-related instruments, U.S. Government securities, cash equivalents, and related futures and options.

A real estate entity is any company that is primarily engaged in the real estate industry. FMR considers a company to be primarily engaged in the real estate industry if (i) at least 50% of its assets, income, sales or profits are committed to, or derived from, the real estate industry, or (ii) a third party has given the company an industry or sector classification consistent with the real estate industry.

FMR may also invest in other types of mortgage-related securities, including private mortgage pass-through securities, collaterized mortgage obligations and multi-class pass-through securities, regular interests in real estate mortgage investment conduits (REMICs), adjustable rate mortgage securities, and stripped mortgage-backed securities; non-rated securities; bank debt; corporate debt securities; and a variety of money market instruments.

FMR may invest the fund's assets without limitation in lower-rated securities and non-rated securities of lower quality ("junk bonds"). Many lower-quality debt securities are subject to legal or contractual restrictions limiting FMR's ability to resell the securities to the general public. FMR may invest in companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings.

Because the fund focuses on real estate-related instruments, FMR normally will invest more than 25% of the fund's total assets in securities and instruments backed by real estate and real estate mortgages and securities of companies engaged in the real estate business, including interests in real estate investment trusts.

FMR may invest the fund's assets in securities of foreign issuers in addition to securities of domestic issuers. However, FMR does not currently intend to invest more than 5% of the fund's total assets in non-U.S. dollar-denominated securities.

FMR does not currently intend to invest the fund's assets in any emerging market securities. Countries with emerging markets include countries (i) that have an emerging stock market, as defined by the International Finance Corporation, (ii) with low- to middle-income economies, according to the World Bank, or (iii) that are listed in World Bank publications as "developing."

In buying and selling securities for the fund, FMR analyzes a security's structural features, current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies, and the credit quality of its issuer or the underlying assets. FMR also relies on fundamental analysis of each issuer and its potential for success in light of its current financial condition.

In determining which mortgage-backed securities the fund will purchase, FMR will consider, among other factors, the following: characteristics of the underlying mortgage loans, including loan-to-value and debt service coverage ratios, loan seasoning and refinancing risk; characteristics of the underlying property, including diversity of the loan pool, tenant occupancy and leasing, and competitiveness in the pertinent market; economic, environmental and local considerations; deal structure, including historical performance of the originator, subordination percentages and other credit enhancement features; and structural participants such as administrators and servicers.

In addition to examining the relative value of the investments, FMR may interact with rating agencies, review due diligence by underwriters and rating agencies, and confirm debt service coverage ratios and security cash flows. FMR will select investments that vary by underlying property types, geographic regions and industry exposure.

Because the fund is considered non-diversified, FMR may invest a significant percentage of the fund's assets in a single issuer.

FMR may use various techniques, such as buying and selling futures contracts, to increase or decrease the fund's exposure to changing security prices, interest rates or other factors that affect security values. If FMR's strategies do not work as intended, the fund may not achieve its objective.

DESCRIPTION OF PRINCIPAL SECURITY TYPES:

DEBT SECURITIES are used by issuers to borrow money. The issuer usually pays a fixed, variable or floating rate of interest, and must repay the amount borrowed at the maturity of the security. Some debt securities, such as zero coupon bonds, do not pay current interest but are sold at a discount from their face values. Debt securities include corporate bonds, convertible debt, government securities, mortgage and other asset-backed securities, and loans and loan participations.

EQUITY SECURITIES represent an ownership interest, or the right to acquire an ownership interest, in an issuer. Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, convertible securities and warrants.

REAL ESTATE-RELATED INSTRUMENTS may be either debt or equity securities and may be issued by government and private entities such as banks, mortgage lenders, and other institutions. Real estate-related instruments include but are not limited to commercial and residential mortgage-backed securities, other mortgage-related securities, and real estate investment trusts.

PRINCIPAL INVESTMENT RISKS:

Many factors affect the fund's performance. The fund's yield and share price change daily based on changes in interest rates and market conditions and in response to other economic, political or financial developments. The fund's reaction to these developments will be affected by the types and maturities of the securities in which the fund invests, the financial condition, industry and economic sector, and geographic location of an issuer, and the fund's level of investment in the securities of that issuer. When you sell your shares of the fund, they could be worth more or less than what you paid for them.

The following factors may significantly affect the fund's performance:

INTEREST RATE CHANGES. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes. In other words, the longer the maturity of a security, the greater the impact a change in interest rates could have on the security's price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates.

REAL ESTATE EXPOSURE. The real estate industry is particularly sensitive to economic downturns. The value of securities of issuers in the real estate industry is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, overbuilding, extended vacancies of properties, and the issuer's management skill. In addition, the value of a real estate investment trust (REIT) can depend on the structure of and cash flow generated by the REIT.

REITs and mortgage-backed securities are subject to the risk that mortgagors may not meet their payment obligations. Each investment also has its unique interest rate and payment priority characteristics.

In addition, REITs are subject to unique tax requirements which, if not met, could adversely affect dividend payments. Also, in the event of a default of an underlying borrower or lessee, a REIT could experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

ISSUER-SPECIFIC CHANGES. Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. The value of securities of smaller, less well-known issuers can be more volatile than that of larger issuers. Lower-quality debt securities (those of less than investment-grade quality) tend to be more sensitive to these changes than higher-quality debt securities.

Lower-quality debt securities involve greater risk of default or price changes due to changes in the credit quality of the issuer. The value of lower-quality debt securities often fluctuates in response to company, political or economic developments and can decline significantly over short periods of time or during periods of general or regional economic difficulty. Lower-quality debt securities can be thinly traded or have restrictions on resale, making them difficult to sell at an acceptable price. The default rate for lower-quality debt securities is likely to be higher during economic recessions or periods of high interest rates.

PREPAYMENT. Many types of debt securities, including mortgage securities, are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. Securities subject to prepayment generally offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility.

STOCK MARKET VOLATILITY. The value of equity securities fluctuates in response to issuer, political, market and economic developments. In the short term, equity prices can fluctuate dramatically in response to these developments. Different parts of the market can react differently to these developments. For example, large cap stocks can react differently than small cap stocks, and "growth" stocks can react differently than "value" stocks. Issuer, political, or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

FOREIGN EXPOSURE. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations can involve additional risks relating to political, economic or regulatory conditions in foreign countries. These risks include fluctuations in foreign currencies; withholding or other taxes; trading settlement, custodial and other operational risks; and the less stringent investor protection and disclosure standards of some foreign markets. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments. In addition, foreign markets can perform differently than the U.S. market.

In response to market, economic, political or other conditions, FMR may temporarily use a different investment strategy for defensive purposes. If FMR does so, different factors could affect the fund's performance.

FUNDAMENTAL INVESTMENT POLICIES

The policies discussed below are fundamental, that is, subject to change only by shareholder approval.

REAL ESTATE HIGH INCOME seeks a high level of current income by investing primarily in real estate-related instruments. As a secondary objective, the fund also seeks growth of capital.

VALUING SHARES

The fund is open for business each day the New York Stock Exchange
(NYSE) is open.

The fund's net asset value per share (NAV) is the value of a single share. Fidelity normally calculates the fund's NAV as of the close of business of the NYSE, normally 4:00 p.m. Eastern time. However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). The fund's assets are valued as of this time for the purpose of computing the fund's NAV.

To the extent that the fund's assets are traded in other markets on days when the NYSE is closed, the value of the fund's assets may be affected on days when the fund is not open for business. In addition, trading in some of the fund's assets may not occur on days when the fund is open for business.

The fund's assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. If market quotations or information furnished by a pricing service is not readily available for a security or if a security's value has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), that security may be valued by another method that the Board of Trustees believes accurately reflects fair value. A security's valuation may differ depending on the method used for determining value.

SHAREHOLDER INFORMATION


BUYING AND SELLING SHARES

GENERAL INFORMATION

Shares of the fund are offered to banks and trust institutions investing for their own accounts or for accounts of their customers; retirement plan sponsors; and similar institutional customers.

The account guidelines that follow may not apply to certain retirement accounts. Employers and plan sponsors may offer the fund in connection with a retirement program. Investors should call their Institutional Representative directly.

If you invest through a retirement account or an investment professional, the procedures for buying and selling shares of the fund and the account features and policies may differ. Additional fees may also apply to your investment in the fund, including a transaction fee if you buy or sell shares of the fund through a broker or other investment professional.

Certain methods of contacting Fidelity, such as by telephone, may be unavailable or delayed (for example, during periods of unusual market activity).

The different ways to set up (register) your account with Fidelity are listed in the following table.

WAYS TO SET UP YOUR ACCOUNT

TRUST

FOR MONEY BEING INVESTED BY A TRUST

BUSINESS OR ORGANIZATION
FOR INVESTMENT NEEDS OF CORPORATIONS, ASSOCIATIONS, PARTNERSHIPS OR
OTHER GROUPS

Contact your Institutional Representative.

BUYING SHARES

The price to buy one share of the fund is the fund's NAV. The fund's shares are sold without a sales charge.

Your shares will be bought at the next NAV calculated after your order is received in proper form.

If you are placing your order through your Institutional
Representative, it is the responsibility of your Institutional
Representative to transmit your order to buy shares to Fidelity before the close of business on the day you place your order.

You may open your account by wire as described below. If there is no account application accompanying this prospectus, call your Institutional Representative.

BY WIRE. For wiring information and instructions, you should call the Financial Institution through which you trade or your Institutional Representative. There is no fee imposed by the fund for wire purchases. However, if you buy shares through a Financial Institution, the Financial Institution may impose a fee for wire purchases.

For further information on opening an account, please consult your Institutional Representative.

Short-term or excessive trading into and out of the fund may harm performance by disrupting portfolio management strategies and by increasing expenses. Accordingly, the fund may reject any purchase orders, particularly from market timers or investors who, in FMR's opinion, have a pattern of short-term or excessive trading or whose trading has been or may be disruptive to the fund. For these purposes, FMR may consider an investor's trading history in the fund or other Fidelity funds, and accounts under common ownership or control.

The fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.

When you place an order to buy shares, note the following:

(small solid bullet) All of your purchases must be made by federal funds wire; checks and Automated Clearing House System (ACH) payments will not be accepted.

(small solid bullet) All wires must be received in proper form by Fidelity at the applicable fund's designated wire bank before the close of the Federal Reserve Wire System on the day of purchase or you could be liable for any losses or fees the fund or Fidelity has incurred or for interest and penalties.

MINIMUMS

TO OPEN AN ACCOUNT $10,000,000

MINIMUM BALANCE    $5,000,000

SELLING SHARES

The price to sell one share of the fund is the fund's NAV.

Your shares will be sold at the next NAV calculated after your order is received in proper form.

BY WIRE. To sell shares by bank wire, you will need to sign up for this service in advance. Redemptions may be made by contacting your Institutional Representative.

You must apply for the wire feature on your account application and you must designate on your account application the U.S. commercial bank account(s) into which you wish the redemption proceeds to be deposited. Your Institutional Representative will then notify you that this feature has been activated and that you may request wire redemptions.

You may change the bank account(s) designated to receive redemption proceeds at any time prior to making a redemption request. You should contact your Institutional Representative for further information.

There is no charge imposed by the fund for wiring of redemption proceeds. However, if you sell shares through a Financial Institution, the Financial Institution may impose a fee for wire redemptions.

Your wire redemption request must be received in proper form by Fidelity before 4:00 p.m. Eastern time for money to be wired on the next business day.

Certain requests must include a signature guarantee. It is designed to protect you and Fidelity from fraud. Your request must be made in writing and include a signature guarantee if any of the following situations apply:

(small solid bullet) You wish to sell more than $100,000 worth of shares;

(small solid bullet) Your account registration has changed within the last 30 days;

(small solid bullet) The check is being mailed to a different address than the one on your account (record address);

(small solid bullet) The check is being made payable to someone other than the account owner; or

(small solid bullet) The redemption proceeds are being transferred to a Fidelity account with a different registration.

You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency, or savings association. A notary public cannot provide a signature guarantee.

When you place an order to sell shares, note the following:

(small solid bullet) If you are selling some but not all of your shares, leave at least $5,000,000 worth of shares in the account to keep it open.

(small solid bullet) Normally, Fidelity will process redemptions by the next business day, but Fidelity may take up to seven days to process redemptions if making immediate payment would adversely affect the fund.

(small solid bullet) Redemption proceeds may be delayed until money from prior purchases sufficient to cover your redemption has been received and collected. This can take up to seven business days after a purchase.

(small solid bullet) Redemptions may be suspended or payment dates postponed when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC. (small solid bullet) Redemption proceeds may be paid in securities or other assets rather than in cash if the Board of Trustees determines it is in the best interests of the fund.

ACCOUNT FEATURES AND POLICIES

FEATURES

The following features are available to buy and sell shares of the fund.

WIRE
TO PURCHASE AND SELL SHARES VIA THE FEDERAL RESERVE WIRE SYSTEM.

(small solid bullet) You must sign up for the Wire feature before using it. Call your Institutional Representative.

(small solid bullet) To sell shares by wire, you must designate the U.S. commercial bank account(s) into which you wish the redemption proceeds deposited.

POLICIES

The following policies apply to you as a shareholder.

STATEMENTS AND REPORTS that Fidelity sends to you include the following:

(small solid bullet) Confirmation statements (after transactions affecting your account balance except reinvestment of distributions in the fund).

(small solid bullet) Monthly or quarterly account statements
(detailing account balances and all transactions completed during the prior month or quarter).

(small solid bullet) Financial reports (every six months).

To reduce expenses, only one copy of most financial reports and prospectuses will be mailed, even if you have more than one account in the fund. Call your Institutional Representative if you need additional copies of financial reports or prospectuses.

You may initiate many TRANSACTIONS BY TELEPHONE OR ELECTRONICALLY. Fidelity will not be responsible for any losses resulting from unauthorized transactions if it follows reasonable security procedures designed to verify the identity of the investor. Fidelity will request personalized security codes or other information, and may also record calls. For transactions conducted through the Internet, Fidelity recommends the use of an Internet browser with 128-bit encryption. You should verify the accuracy of your confirmation statements immediately after you receive them. If you do not want the ability to sell by telephone, call your Institutional Representative for instructions. Additional documentation may be required from corporations, associations, and certain fiduciaries.

When you sign your ACCOUNT APPLICATION, you will be asked to certify that your social security or taxpayer identification number is correct and that you are not subject to 31% backup withholding for failing to report income to the IRS. If you violate IRS regulations, the IRS can require the fund to withhold 31% of your taxable distributions and redemptions.

If your ACCOUNT BALANCE falls below $5,000,000, you will be given 30 days' notice to reestablish the minimum balance. If you do not increase your balance, Fidelity may close your account and send the proceeds to you. Your shares will be sold at the NAV on the day your account is closed.

Fidelity may charge a FEE FOR SPECIAL SERVICES, such as providing historical account documents, that are beyond the normal scope of its services.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

The fund earns interest, dividends and other income from its investments, and distributes this income (less expenses) to shareholders as dividends. The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gains distributions.

The fund normally declares dividends daily and pays them monthly. The fund normally pays capital gains distributions in December and January.

EARNING DIVIDENDS

Shares begin to earn dividends on the first business day following the day of purchase.

Shares earn dividends until, but not including, the next business day following the day of redemption.

DISTRIBUTION OPTIONS

When you open an account, specify on your application how you want to receive your distributions. The following options may be available for the fund's distributions:

1. REINVESTMENT OPTION. Your dividends and capital gains distributions will be automatically reinvested in additional shares of the fund. If you do not indicate a choice on your application, you will be assigned this option.

2. INCOME-EARNED OPTION. Your capital gains distributions will be automatically reinvested in additional shares of the fund. Your dividends will be paid in cash.

3. CASH OPTION. Your dividends and capital gains distributions will be paid in cash.

Not all distribution options are available for every account. If the option you prefer is not listed on your account application, or if you want to change your current option, contact your Institutional
Representative.

TAX CONSEQUENCES

As with any investment, your investment in the fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

TAXES ON DISTRIBUTIONS. Distributions you receive from the fund are subject to federal income tax, and may also be subject to state or local taxes.

For federal tax purposes, the fund's dividends and distributions of short-term capital gains are taxable to you as ordinary income. The fund's distributions of long-term capital gains are taxable to you generally as capital gains.

If a fund's distributions exceed its income and capital gains realized in any year, which is sometimes the result of currency-related losses, all or a portion of those distributions may be treated as a return of capital to shareholders for tax purposes. A return of capital will generally not be taxable to you, but will reduce the cost basis of your shares and result in a higher reported capital gain or a lower reported capital loss when you sell your shares.

If you buy shares when a fund has realized but not yet distributed capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion of the price back in the form of a taxable distribution.

Any taxable distributions you receive from the fund will normally be taxable to you when you receive them, regardless of your distribution option. If you elect to receive distributions in cash, you will receive certain December distributions in January, but those distributions will be taxable as if you received them on December 31.

TAXES ON TRANSACTIONS. Your redemptions may result in a capital gain or loss for federal tax purposes. A capital gain or loss on your investment in the fund is the difference between the cost of your shares and the price you receive when you sell them.

FUND SERVICES


FUND MANAGEMENT

Real Estate High Income is a mutual fund, an investment that pools shareholders' money and invests it toward a specified goal.

Fidelity Management & Research Company (FMR) is the fund's manager. As of ______, FMR had approximately $__ billion in discretionary assets under management.

As the manager, FMR is responsible for choosing the fund's investments and handling its business affairs.

The fund could be adversely affected if the computer systems used by FMR and other service providers do not properly process and calculate date-related information from and after January 1, 2000. FMR has advised the fund that it is actively working on necessary changes to its computer systems and expects that its systems, and those of other major service providers, will be modified prior to January 1, 2000. However, there can be no assurance that there will be no adverse impact on the fund.

Mark Snyderman is vice president and manager of Real Estate High Income, which he has managed since January 1995. He also manages another Fidelity fund. Mr. Snyderman joined Fidelity in 1994 as an investment officer for commercial mortgage-backed securities. Previously, he was a director with Aldrich, Eastman & Waltch for six years.

Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.

The fund pays a management fee to FMR.

The management fee is calculated and paid to FMR every month. The fee is calculated by adding a group fee rate to an individual fund fee rate, dividing by twelve, and multiplying the result by the fund's average net assets throughout the month.

The group fee rate is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.37%, and it drops as total assets under management increase.

For January 1999, the group fee rate was __%. The individual fund fee rate is 0.60%.

FMR may, from time to time, agree to reimburse the fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by the fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated by FMR at any time, can decrease the fund's expenses and boost its performance.

As of [February 28, 1999], approximately ____% of the fund's total outstanding shares were held by [FMR/FMR and [an] FMR affiliate[s]/[an] FMR affiliate[s]].]

FUND DISTRIBUTION

Fidelity Distributors Corporation, Inc. (FDC) distributes the fund's shares.

The fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 that recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with providing services intended to result in the sale of fund shares and/or shareholder support services. FMR, directly or through FDC, may pay intermediaries, such as banks, broker-dealers and other service-providers, that provide those services. Currently, the Board of Trustees has authorized such payments.

To receive payments made pursuant to a Distribution and Service Plan, intermediaries must sign the appropriate agreement with FDC in advance.

FMR may allocate brokerage transactions in a manner that takes into account the sale of shares of the fund, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus and in the related Statement of Additional Information (SAI), in connection with the offer contained in this Prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the fund or FDC. This Prospectus and the related SAI do not constitute an offer by the fund or by FDC to sell or to buy shares of the fund to any person to whom it is unlawful to make such offer.

APPENDIX


FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund's financial history for the past [__] years. Certain information reflects financial results for a single fund share. Total returns for each period include the reinvestment of all dividends and distributions. This information has been audited by _______________, independent accountants, whose report, along with the fund's financial highlights and financial statements, are included in the fund's Annual Report. A free copy of the Annual Report is available upon request.

[Financial Highlights to be filed by subsequent amendment.]

You can obtain additional information about the fund. The fund's SAI includes more detailed information about the fund and its investments. The SAI is incorporated herein by reference (legally forms a part of the prospectus). The fund's annual and semi-annual reports include a discussion of the fund's holdings and recent market conditions and the fund's investment strategies that affected performance.

For a free copy of any of these documents or to request other information or ask questions about the fund, call Fidelity (collect) at 1-617-563-6414.

The SAI, the fund's annual and semi-annual reports and other related materials are available on the SEC's Internet Web site (http://www.sec.gov). You can obtain copies of this information upon paying a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009. You can also review and copy information about the fund, including the fund's SAI, at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the SEC's Public Reference Room.

INVESTMENT COMPANY ACT OF 1940, FILE NUMBER 811-3737.

Fidelity Investments & (Pyramid) Design and Fidelity are registered trademarks of FMR Corp.

 . REHI-pro-0399


FIDELITY REAL ESTATE HIGH INCOME FUND
A FUND OF FIDELITY ADVISOR SERIES IV
STATEMENT OF ADDITIONAL INFORMATION
MARCH    30, 1999

This Statement of Additional Information (SAI) is not a prospectus   .
Portions of the fund's Annual Report are incorporated herein.

To obtain a free additional copy of the Prospectus,    dated March 30,
1999, or an Annual Report, please call Fidelity(registered trademark) (collect) at 1-617-563-6414.

TABLE OF CONTENTS                               PAGE

INVESTMENT POLICIES AND LIMITATIONS             11

PORTFOLIO TRANSACTIONS                          18

VALUATION                                       19

PERFORMANCE                                     19

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION  21

DISTRIBUTIONS AND TAXES                         22

TRUSTEES AND OFFICERS                           22

CONTROL OF INVESTMENT ADVISER                   22

MANAGEMENT CONTRACT                             24

DISTRIBUTION SERVICES                           26

TRANSFER AND SERVICE AGENT AGREEMENTS           26

DESCRIPTION OF THE TRUST                        27

FINANCIAL STATEMENTS                            27

APPENDIX                                        27

   REHI-ptb-0399

(fidelity_logo_graphic) (registered trademark)
82 Devonshire Street, Boston, MA 02109

INVESTMENT POLICIES AND LIMITATIONS

The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of the fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.

The fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940 (the 1940 Act)) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.

THE FOLLOWING ARE THE FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. THE FUND MAY NOT:

(1) issue senior securities, except    in connection with the
insurance program established by the fund pursuant to an exemptive order issued by the Securities and Exchange Commission or as otherwise permitted under the Investment Company Act of 1940;

(2) borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation;

(3) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;

(4) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that, under normal market conditions, the fund will invest more than 25% of its total assets in securities and instruments backed by real estate and real estate mortgages and securities of companies engaged in the real estate business, including interests in real estate investment trusts;

(5) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

(6) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or

(7) lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.

(8) The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

THE FOLLOWING INVESTMENT LIMITATIONS ARE NOT FUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

(i) In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, the fund currently intends to comply with certain diversification limits imposed by Subchapter M.

(ii) The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

(iii) The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.

(iv) The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.

(v) The fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

(vi) The fund does not currently intend to lend assets other than securities to other parties, except by (a) lending money (up to 7.5% of the fund's net assets) to a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or mortgage-related securities or direct mortgage investments; or to repurchase agreements.)

(vii) The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.

For purposes of limitation (i), Subchapter M generally requires the fund to invest no more than 25% of its total assets in securities of any one issuer and to invest at least 50% of its total assets so that no more than 5% of the fund's total assets are invested in securities of any one issuer. However, Subchapter M allows unlimited investments in cash, cash items, government securities (as defined in Subchapter
M) and securities of other investment companies. These tax requirements are generally applied at the end of each quarter of the fund's taxable year.

With respect to limitation (v), if through a change in values, net assets, or other circumstances, the fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would consider appropriate steps to protect liquidity.

For the fund's limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions"
on page    [6    ].

The following pages contain more detailed information about types of instruments in which the fund may invest, strategies FMR may employ in pursuit of the fund's investment objective, and a summary of related risks. FMR may not buy all of these instruments or use all of these techniques unless it believes that doing so will help the fund achieve its goal.

AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the 1940 Act. These transactions may involve repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. Government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission (SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.

ASSET-BACKED SECURITIES represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements.
Asset-backed security values may also be affected by    other factors
including changes in interest rates, the availability of information
concerning the pool and its structure,     the creditworthiness of the
servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. In addition, these securities may be subject to prepayment risk.

       BORROWING.    The fund may borrow from banks or from other
funds advised by FMR or its affiliates, or through reverse repurchase agreements. If the fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If the fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.

   CASH MANAGEMENT. A fund can hold uninvested cash or can invest it in cash equivalents such as money market securities, repurchase agreements or shares of money market funds. Generally, these securities offer less potential for gains than other types of securities.

   CENTRAL CASH FUNDS are money market funds managed by FMR or its affiliates that seek to earn a high level of current income (free from federal income tax in the case of a municipal money market fund) while maintaining a stable $1.00 share price. The funds comply with industry-standard requirements for money market funds regarding the quality, maturity and diversification of their investments.

       COMMON STOCK represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

       CONVERTIBLE SECURITIES    are bonds, debentures, notes,
preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

   Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Foreign investments involve risks relating to local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S.
dollars, or other government intervention.    Additionally,
governmental issuers of foreign debt securities may be unwilling to pay interest and repay principal when due and may require that the
conditions for payment be renegotiated.     There is no assurance that
FMR will be able to anticipate these potential events or counter their effects. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.

It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter
   (OTC) markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and
securities of some foreign    issuers may     be less liquid and more
volatile than securities of comparable U.S. issuers.    Foreign
security trading, settlement and custodial practices (including those involving securities settlement where fund assets may be released prior to receipt of payment) are often less developed than those in U.S. markets, and may result in increased risk or substantial delays in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker-dealer, securities depository or foreign
subcustodian.     In addition, the costs    associated with foreign
investments    , including withholding taxes, brokerage commissions
and custodial costs, are generally higher than    with U.S.
investments    .

   Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers. Adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated. Regulatory enforcement may be influenced by economic or political concerns, and investors may have difficulty enforcing their legal rights in foreign countries.

Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.

FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and
complete the contemplated currency    exchange.

   The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.

   A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.

   A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

   A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.

Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times.

FUND'S RIGHTS AS A SHAREHOLDER. The fund does not intend to direct or administer the day-to-day operations of any company. A fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities in which a fund may engage, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third-party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.

FUTURES AND OPTIONS. The following paragraphs pertain to futures and
   options: Combined     Positions, Correlation of Price Changes,
Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call
   Options.

       COMBINED POSITIONS involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, purchasing a put option and writing a call option on the same underlying instrument would construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. A fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which the fund typically invests, which involves a risk that the options or futures position will not track the performance of the fund's other investments.

Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

FUTURES CONTRACTS. In purchasing a futures contract, the buyer agrees to purchase a specified underlying instrument at a specified future date. In selling a futures contract, the seller agrees to sell a specified underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the buyer and seller enter into the contract. Some currently available futures contracts are based on specific securities, such as U.S. Treasury bonds or notes, and some are based on indices of securities prices, such as the Standard & Poor's 500 Index (S&P 500). Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.

FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.

LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. The fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the Commodity Futures Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The fund intends to comply with Rule
4.5 under the Commodity Exchange Act, which limits the extent to which the fund can commit assets to initial margin deposits and option premiums.

In addition, the fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than 25% of the fund's total assets would be hedged with futures and options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would
exceed 25% of its total assets    under normal conditions    ; or (c)
purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options.

The above limitations on the fund's investments in futures contracts and options, and the fund's policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.

LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.

OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. A fund may purchase and sell currency futures and may purchase and write currency options to increase or decrease its exposure to different foreign currencies. Currency options may also be purchased or written in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, the purchaser obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

WRITING PUT AND CALL OPTIONS. The writer of a put or call option takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the writer assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option
is outstanding, regardless of price    changes. When     writing an
option on a futures contract, a fund will be required to make margin payments to an FCM as described above for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

   ILLIQUID SECURITIES cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Difficulty in selling securities may result in a loss or may
be costly to a fund.     Under the supervision of the Board of
Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid
   securities    . In determining the liquidity of a fund's
investments, FMR may consider various factors, including (1) the
frequency    and volume     of trades and quotations, (2) the number
of dealers and prospective purchasers in the marketplace, (3) dealer
undertakings to make a market    and     (4) the nature of the
security    and the market in which it trades (including any demand,
put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security).

INDEXED SECURITIES are instruments whose prices are indexed to the
prices of other securities, securities indices,    currencies, or
other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

   Mortgage-indexed     securities, for example, could be structured
to replicate the performance of mortgage securities and the characteristics of direct ownership.

   Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. Indexed securities may be more volatile than the underlying instruments. Indexed securities are also subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies.

INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and borrow money from, other funds advised by FMR or its affiliates. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

   INVESTMENT-GRADE DEBT SECURITIES. Investment-grade debt securities are medium and high-quality securities. Some may possess speculative characteristics and may be more sensitive to economic changes and to changes in the financial conditions of issuers. A debt security is considered to be investment-grade if it is rated investment-grade by Moody's Investors Service, Standard & Poor's, Duff & Phelps Credit Rating Co., or Fitch IBCA Inc., or is unrated but considered to be of equivalent quality by FMR.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or
other receivables), or to other parties.    Direct debt instruments
involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a fund supply additional cash to a borrower on demand.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of
interest and repayment of    principal. If     scheduled interest or
principal payments are not made, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than an unsecured loan in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the
lending bank or other    intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that
the amount will ever be    repaid.

The fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see the fund's investment limitations). For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require a fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

LOWER-QUALITY DEBT SECURITIES. Lower-quality debt securities have poor protection with respect to the payment of interest and repayment of
principal   . The fund may acquire debt securities that are in
default.

Lower-quality debt securities are often considered to be speculative and involve greater risk of loss or price changes due to changes in the issuer's capacity to pay. The market prices of lower-quality debt securities may fluctuate more than those of higher-quality debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates.

   The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may affect the liquidity of lower-quality debt securities and the ability of outside pricing services to value lower-quality debt securities.

   Because     the risk of default is higher for lower-quality debt
securities, FMR's research and credit analysis are an especially important part of managing securities of this type. FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.

A fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders.

       PREFERRED STOCK    is a class of equity or ownership in an
issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

       REAL ESTATE-RELATED INSTRUMENTS.

MORTGAGE-BACKED SECURITIES are    a form of asset-backed security that
are     issued by government and non-government entities such as
banks, mortgage lenders, or other institutions.    A mortgage security
is an obligation of the issuer backed by a commercial or residential mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages, and may include complex instruments such as collateralized mortgage obligations, stripped mortgage-backed securities, and regular interests in REMICs.

   Mortgage securities are subject to credit risks associated with the performance of the underlying mortgage properties. Factors such as changes in consumer spending habits, local economic and competitive conditions, tenant occupancy rates and regulatory or zoning restrictions, or the loss of a major tenant may adversely affect the economic viability of a mortgaged property. In addition, these securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Commercial mortgages tend to have shorter maturities than residential mortgages as well as prepayment protection features. Alternatively, in a rising interest rate environment, mortgage security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.

The value of    mortgage     securities may change due to shifts in
the market's perception of    issuers    . In addition,    tax
changes     may adversely affect the    mortgage     securities market
as a whole. Non-government    mortgage     securities may offer higher
yields than those issued by government entities, but also may be
subject to greater price changes than government    issues.

   In order to earn additional income for a fund, FMR may use a trading strategy that involves selling mortgage securities and simultaneously agreeing to purchase similar securities on a later date at a set price. This trading strategy may result in an increased portfolio turnover rate which increases costs and may increase taxable gains.

       COMMERCIAL MORTGAGE-BACKED SECURITIES    are generally
multi-class debt or pass-through securities backed by a mortgage loan or pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments, hotels and motels, nursing homes, hospitals, senior living centers and agricultural property. The commercial mortgage loans that underlie commercial mortgage-backed securities often have certain distinct characteristics. Commercial mortgage loans are generally not fully amortizing. At their maturity date, repayment of the remaining principal balance or "balloon" is due, and the owners of the underlying real estate must generally obtain a new loan or sell the real estate to pay the remaining balance. Unlike most one- to four-family residential mortgages, commercial real property loans often contain provisions that substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans, and in some cases there may be prohibitions on principal prepayments for several years following origination. Assets underlying commercial mortgage-backed securities may relate to a few properties or to a single property.

   Commercial mortgage-backed securities have been issued in public and private transactions by a variety of public and private issuers. Non-governmental entities that have issued or sponsored commercial mortgage-backed securities offerings include owners of commercial properties, originators of and investors in mortgage loans, savings and loan associations, mortgage banks, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. The fund may from time to time purchase commercial mortgage-backed securities directly from issuers in privately negotiated transactions or from a holder of such commercial mortgage-backed securities in the secondary market.

   Commercial mortgage-backed securities generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection is generally provided by having the holders of the subordinated class of securities, which may include the fund, take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional subordinated securities, cross-collateralization, and over-collateralization.

   By adjusting the priority of interest and principal payments on each class of a given commercial mortgage-backed security, issuers are able to issue senior investment grade securities and lower-rated or non-rated subordinated securities tailored to meet the needs of sophisticated institutional investors. In general, subordinated classes of commercial mortgage-backed securities are entitled to receive repayment of principal only after all required principal payments have been made to more senior classes and have subordinate rights as to receipt of interest distributions. Such subordinated classes are subject to a substantially greater risk of nonpayment than are senior classes of commercial mortgage-backed securities. Even within a class of subordinate securities, most commercial mortgage-backed securities are structured with a hierarchy of levels (or loss positions). Loss positions are the order in which nonrecoverable losses of principal are applied to the securities within a given structure. For instance, a first loss subordinate security will absorb any principal losses before any higher loss position subordinate security. This type of structure allows a number of classes of securities to be created with varying degrees of credit exposure, prepayment exposure and potential total return.

   Subordinated classes of commercial mortgage-backed securities are structured to absorb any credit-related losses prior to the senior class. There are no limitations on the classes of commercial mortgage-backed securities in which the fund may invest. Accordingly, in certain circumstances, because the fund intends to invest in subordinated classes of securities, if the underlying mortgage loan is not paid in full, the fund will recover less of its investment in a commercial mortgage-backed security than the holders of more senior classes of the same commercial mortgage-backed security.

   The rating assigned to a given issue and class of commercial mortgage-backed securities is a product of many factors, including the structure of the security, the level of subordination, the quality and adequacy of the collateral, and the past performance of the originators and servicing companies. The rating of any commercial mortgage-backed security is determined to a substantial degree by the debt service coverage ratio (i.e., the ratio of current net operating income from the commercial properties, in the aggregate, to the current debt service obligations on the properties) and the loan-to-value ratio of the pooled properties. The amount of the securities issued in any one rating category is determined by the rating agencies after a rigorous credit rating process which includes analysis of the issuer, servicer and property manager, as well as verification of the loan-to-value and debt service coverage ratios. Loan-to-value ratios may be particularly important in the case of commercial mortgages because most commercial mortgage loans provide that the lender's sole remedy in the event of a default is against the mortgaged property, and the lender is not permitted to pursue remedies with respect to other assets of the borrower. Accordingly, loan-to-value ratios may, in certain circumstances, determine the amount realized by the holder of the commercial mortgage-backed security in the event of default.

       RESIDENTIAL MORTGAGE-BACKED SECURITIES    are mortgage-backed
securities representing participation interests in pools of one- to four-family residential mortgage loans originated by private mortgage originators. Traditionally, residential mortgage-backed securities were issued by governmental agencies such as the Federal National Mortgage Association (FNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Government National Mortgage Association
(GNMA). The fund may invest in securities issued by non-governmental agencies as well as governmental agencies. Non-governmental entities that have issued or sponsored residential mortgage-backed securities offerings include savings and loan associations, mortgage banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. Similar to commercial mortgage-backed securities, residential mortgage-backed securities have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. The fund intends to invest in the lower-rated or non-rated classes of residential mortgage-backed securities, with credit qualities at the time of investment rated or deemed by FMR to have similar credit and cash flow characteristics as those discussed previously in relation to subordinated classes of commercial mortgage-backed securities.

   Although one- to four-family residential loans do not typically have prepayment penalties or restrictions, as commercial mortgage loans often do, residential mortgage-backed securities are often structured so that subordinated classes may be locked out of prepayments for a period of time. However, in a period of extremely rapid prepayments, during which senior classes may be retired faster than expected, the subordinated classes may receive unscheduled payments of principal and would have average lives that, while longer than the average lives of the senior classes, would be shorter than originally expected. During periods of declining prepayments, however, the subordinated classes may receive payments of principal at a slower rate than expected, which may increase the price volatility of the instruments by lengthening their effective maturities.

       MORTGAGE-RELATED SECURITIES ISSUED BY U.S. GOVERNMENT AGENCIES
AND INSTRUMENTALITIES    include securities issued by GNMA, FNMA and
FHLMC. The U.S. Government or the issuing agency guarantees the payment of interest and repayment of principal on these securities. However, the guarantees do not extend to the securities' yields or values, nor do the guarantees extend to the yield or value of the fund's shares. These securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the security, net of certain fees.

       Fannie Maes and Freddie Macs    are pass-through securities
issued by FNMA and FHLMC, respectively. Fannie Mae and Freddie Mac are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

       PRIVATE MORTGAGE PASS-THROUGH SECURITIES    are structured
similarly to GNMA, FNMA and FHLMC mortgage pass-through securities and are issued by originators of and investors in mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. These securities usually are backed by GNMA, FNMA or FHLMC certificates or by a pool of fixed rate or adjustable rate mortgage loans. Securities that are backed by a pool of fixed rate or adjustable rate mortgage loans generally are structured with one or more types of credit enhancement.

       ADJUSTABLE RATE MORTGAGE SECURITIES    are pass-through
mortgage securities collateralized by mortgages with adjustable rather than fixed rates (ARMs). ARMs eligible for inclusion in a mortgage pool generally provide for a fixed initial mortgage interest rate for either the first three, six, twelve, thirteen, thirty-six or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes to a designated benchmark index.

       COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTI-CLASS
PASS-THROUGH SECURITIES.    Collateralized mortgage obligations or
CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (collectively, "mortgage assets"). Multi-class pass-through securities are equity interests in a trust composed of mortgage assets. Unless the context indicates otherwise, all references herein to CMOs include multi-class pass-through certificates. Payments of principal of and interest on the mortgage assets, and any reinvestment income thereon, provide the cash to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of CMOs or multi-class pass-through securities may elect to be treated as a REMIC. The fund will not invest in residual interests in REMICs.

       STRIPPED MORTGAGE-BACKED SECURITIES.    The fund may invest in
mortgage pass-through securities where all or a substantial portion of the interest payments go to one class of holders (interest-only securities or IOs) and all or a substantial portion of the principal payments go to a second class of holders (principal-only securities or POs). These securities are commonly referred to as stripped mortgage-backed securities or SMBS. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and such rate may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the fund may not fully recover its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected. In addition to SMBS issued by agencies or instrumentalities of the U.S. Government, the fund may purchase SMBS issued by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special purpose subsidiaries of the foregoing.

   The prices of stripped mortgage securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage securities.

       LOWER-RATED AND NON-RATED LOWER-QUALITY DEBT SECURITIES. The mortgage-backed securities in which the fund will invest are expected to be lower-rated (i.e., have a credit quality below investment grade) or non-rated subordinated classes. Investments in such lower-rated securities or non-rated securities of lower credit quality are subject to special risks, including a greater risk of loss of principal and non-payment of interest.

   Generally, lower-rated securities or non-rated securities of lower credit quality offer a higher return potential than higher-rated securities but involve greater volatility of price and greater risk of loss of income and principal, including the possibility of default or bankruptcy of the issuers of such securities. Lower-rated securities and non-rated securities of lower quality will likely have large uncertainties or major risk exposure to adverse conditions and are predominantly speculative. The occurrence of adverse conditions and uncertainties would likely reduce the value of securities held by the fund, with a commensurate effect on the value of the fund's shares. While the market values of lower-rated securities and non-rated securities of lower quality tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to changes in economic conditions than higher-rated securities. In addition, lower-rated securities and non-rated securities of lower quality generally present a higher degree of credit risk. The fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its fund holdings.

   The default rate of lower-quality debt securities is likely to be higher when issuers have difficulty meeting projected goals or obtaining additional financing. This could occur during economic recessions or periods of high interest rates. If an issuer defaults, the fund may try to protect the interests of security holders if it determines such action to be in the interest of its shareholders.

   Securities which are rated BB by Standard & Poor's Corporation (S&P), and Ba by Moody's Investors Service, Inc. (Moody's) have speculative characteristics with respect to capacity to pay interest and repay principal. Securities which are rated B generally lack characteristics of a desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities which are rated Caa or CCC or below are in poor standing. Those issues may be in default or present elements of danger with respect to principal or interest. Securities rated C by Moody's or D by S&P are the lowest rating class. Such ratings indicate that payments are in default, or that a bankruptcy petition has been filed with respect to the issuer or that the issuer is regarded as having extremely poor prospects.

   In general, the ratings of nationally recognized statistical rating organizations represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, and are not absolute standards of quality and do not evaluate the market value risk of the securities. It is possible that an agency might not change its rating of a particular issue to reflect subsequent events. These ratings will be used by the fund as initial criteria for the selection of securities, but the fund also will rely upon the independent advice of FMR to evaluate potential investments. Ratings used by the fund include those issued by S&P, Moody's, or other nationally recognized statistical rating organizations. The fund may also invest in unrated securities.

   The lower-rated securities in which the fund will invest typically will be subject to restrictions against transfer to the general public. Accordingly, these securities are ordinarily traded only among institutions.

   At times a major portion of an issue of lower-rated securities or non-rated securities of lower quality may be held by relatively few institutional purchasers. These securities may be less liquid than higher-quality debt securities, or in fact may be illiquid. Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the fund may find it more difficult to sell such securities when FMR believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, the fund may also find it more difficult to determine the fair value of such securities for purposes of computing the fund's NAV.

       REAL ESTATE INVESTMENT TRUSTS.    Equity real estate investment
trusts own real estate properties directly, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. The value of, and the income earned by, equity trusts depend upon the income of the underlying properties and the rental income they earn. Equity trusts may also include operating or finance companies. Equity trusts can also realize capital gains by selling properties that have appreciated in value. A mortgage trust is sensitive to the credit quality of the borrower. Mortgage trusts derive their income from interest payments. Hybrid trusts combine the characteristics of both equity and mortgage trusts, generally by holding both ownership interests and mortgage interests in real estate.

   The value of real estate investment trusts may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Real estate investment trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

REPURCHASE AGREEMENTS    involve an agreement to purchase a security
and to sell     that security back to the original seller at an
agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. As protection against the risk that the original seller will not fulfill its obligation, the securities are held in a separate account at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus
the accrued incremental amount.    The value of the security purchased
may be more or less than the price at which the counterparty has agreed to purchase the security. In addition, delays or losses could result if the other party to the agreement defaults or becomes
insolvent. The     fund will engage in repurchase agreement
transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR.

RESTRICTED SECURITIES    are subject to legal restrictions on their
sale. Difficulty in selling securities may result in a loss or be
costly to a fund. Restricted securities     generally can be sold in
privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered
public offering. Where registration is required,    the holder of a
registered security     may be obligated to pay all or part of the
registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop,
   the holder     might obtain a less favorable price than prevailed
when it decided to seek registration of the security.

REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that
security at an agreed-upon price and    time. The     fund will enter
into reverse repurchase agreements with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Such transactions may
increase fluctuations in the market value of fund assets    and a
fund's yield     and may be viewed as a form of leverage.

   SECURITIES OF OTHER INVESTMENT COMPANIES, including shares of closed-end investment companies, unit investment trusts, and open-end investment companies, represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market.

   The extent to which a fund can invest in securities of other investment companies is limited by federal securities laws.

SECURITIES LENDING. A fund may lend securities to parties such as
broker-dealers or    other institutions    , including Fidelity
Brokerage Services, Inc. (FBSI). FBSI is a member of the New York
Stock Exchange and a subsidiary of FMR Corp.

Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income.
   Because     there may be delays in the recovery of loaned
securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk.

FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower.

Cash received through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).

SHORT SALES.    Stocks underlying a fund's convertible security
holdings can be sold short.     For example, if FMR anticipates a
decline in the price of the stock underlying a convertible security
   held by a fund    , it may sell the stock short. If the stock price
subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

   A fund     will be required to set aside securities equivalent in
kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them
aside while the short sale is outstanding.    A     fund will incur
transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

SOURCES OF CREDIT OR LIQUIDITY SUPPORT.    Issuers may employ various
forms of credit and liquidity enhancements, including letters of credit, guarantees, puts, and demand features, and insurance provided by domestic or foreign entities such as banks and other financial institutions. FMR may rely on its evaluation of the credit of the credit or liquidity enhancement provider in determining whether to
purchase a security supported by such enhancement.     In evaluating
the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its
commitment.    Changes in the credit quality of the entity providing
the enhancement could affect the value of the security or a fund's share price.

       STRIPPED SECURITIES    are the separate income or principal
components of a debt security. The risks associated with stripped securities are similar to those of other debt securities, although stripped securities may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates. U.S. Treasury securities that have been stripped by a Federal Reserve Bank are obligations issued by the U.S. Treasury.

Privately stripped government securities are created when a dealer deposits a U.S. Treasury security or other U.S. Government security with a custodian for safekeeping. The custodian issues separate receipts for the coupon payments and the principal payment, which the dealer then sells.

SWAP AGREEMENTS can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors
that determine the amounts of payments due to and from    a     fund.
If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund may be able to eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly
creditworthy    party.

       TEMPORARY DEFENSIVE POLICIES.    The fund reserves the right to
invest without limitation in investment-grade securities for temporary, defensive purposes.

VARIABLE AND FLOATING RATE SECURITIES provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries.

       WARRANTS.    Warrants are instruments which entitle the holder
to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.

   Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

       WHEN-ISSUED AND FORWARD PURCHASE OR SALE TRANSACTIONS involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered.

   When purchasing securities pursuant to one of these transactions, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. Because payment for the securities is not required until the delivery date, these risks are in addition to the risks associated with a fund's investments. If a fund remains substantially fully invested at a time when a purchase is outstanding, the purchases may result in a form of leverage. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, a fund could miss a favorable price or yield opportunity or suffer a loss.

   A fund may renegotiate a when-issued or forward transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund.

ZERO COUPON BONDS do not make interest payments; instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be more volatile than other types of fixed-income securities when interest rates change. In calculating a fund's dividend, a portion of the difference between a zero coupon bond's purchase price and its face value is considered income.

PORTFOLIO TRANSACTIONS

All orders for the purchase or sale of portfolio securities are placed on behalf of the fund by FMR pursuant to authority contained in the management contract. FMR is also responsible for the placement of transaction orders for other investment companies and
   investment     accounts for which it or its affiliates act as
investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the
broker-dealer's execution services rendered on a continuing    basis;
the     reasonableness of any    commissions; and, if applicable,
arrangements for payment of fund expenses    .

   Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.

The fund may execute portfolio transactions with broker-dealers who provide research and execution services to the fund or other
   investment     accounts over which FMR or its affiliates exercise
investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and
performance of    investment     accounts;    and     effect
securities    transactions     and perform functions incidental
thereto (such as clearance and    settlement).

   For transactions in fixed-income securities, FMR's selection of broker-dealers is generally based on the availability of a security and its price and, to a lesser extent, on the overall quality of execution and other services, including research, provided by the broker-dealer.

The receipt of research from broker-dealers that execute transactions
on behalf of    a     fund may be useful to FMR in rendering
investment management services to    that     fund or its other
clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be
useful to FMR in carrying out its obligations to    a     fund. The
receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts.

   Fixed-income securities are generally purchased from an issuer or underwriter acting as principal for the securities, on a net basis with no brokerage commission paid. However, the dealer is compensated by a difference between the security's original purchase price and the selling price, the so-called "bid-asked spread." Securities may also be purchased from underwriters at prices that include underwriting fees.

Subject to applicable limitations of the federal securities laws,
the fund may pay a broker-dealer     commissions for agency
transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause the fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to
   that     fund    or     its other clients. In reaching this
determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.

   To the extent permitted by applicable law, FMR is authorized to allocate portfolio transactions in a manner that takes into account assistance received in the distribution of shares of the fund or other Fidelity funds and to use the research services of brokerage and other
firms that have provided such assistance.     FMR may use research
services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services
   Japan     LLC (FBSJ), indirect subsidiaries of FMR Corp., if the
commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. Prior to December 9, 1997, FMR used research services provided by and placed agency transactions with Fidelity Brokerage Services (FBS), an indirect subsidiary of FMR Corp.

   FMR may allocate brokerage transactions to broker-dealers
(including affiliates of FMR) who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses. The transaction quality must, however, be comparable to those of other qualified broker-dealers.

Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions
for    investment     accounts which they or their affiliates manage,
unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.

The Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the fund and review the commissions paid by the fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.

For the fiscal period   s ended November 30, 1998 and 1997, th    e
fund's portfolio turnover rates were    ___    % and    ___    %,
respectively.    [Variations in turnover rate may be due to a
fluctuating volume of shareholder purchase and redemption orders, market conditions, or changes in FMR's investment outlook.]

[For the fiscal years ended November    1998, 1997 and 1996    , the
fund paid brokerage commissions of    $________, $_________    , and
   $________    , respectively.    Significant changes in brokerage
commissions paid by the fund from year to year may result from
changing asset levels throughout the year.]     The fund    may
pay     both commissions and spreads in connection with the placement
of portfolio transactions.    [For the fiscal years ended November
1998, 1997, and 1996, the fund paid no brokerage commissions.]

   [During the fiscal years ended November 1998, 1997 and 1996, the fund paid brokerage commissions of $_______, $_______, and $_______, respectively, to NFSC. NFSC is paid on a commission basis. During the fiscal year ended November 199__, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund for transactions involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. [The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, NFSC is a result of the low commission rates charged by NFSC.] [NFSC has used a portion of the commissions paid by the fund to reduce that fund's custodian or transfer agent fees.]]

   [During the fiscal years ended November 1998, 1997 and 1996, the fund paid brokerage commissions of $_____, $_____ and $_____, respectively, to FBS. FBS is paid on a commission basis. During the fiscal year ended November 199__, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund for transactions involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. [The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, FBS is a result of the low commission rates charged by FBS.] [FBS has used a portion of the commissions paid by the fund to reduce that fund's custodian or transfer agent fees.]]

   [During the fiscal years ended November 1998, 1997 and 1996, the fund paid brokerage commissions of $_____, $_____ and $_____, respectively, to FBSJ. FBSJ is paid on a commission basis. During the fiscal year ended November 199__, this amounted to approximately __% of the aggregate brokerage commissions paid by the fund for transactions involving approximately __% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions. [The difference between the percentage of aggregate brokerage commissions paid to, and the percentage of the aggregate dollar amount of transactions effected through, FBSJ is a result of the low commission rates charged by FBSJ.][FBSJ has used a portion of the commissions paid by the fund to reduce that fund's custodian or transfer agent fees.]]

   [During the fiscal year ended November 199__, the fund paid $__ in brokerage commissions to firms that provided research services involving approximately $__ of transactions. The provision of research services was not necessarily a factor in the placement of all this
business with such firms.] [    During the fiscal year ended November
199   __    , the fund paid no    brokerage commissions to firms
that provided research services.   ]

   The Trustees of the fund have approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby a fund may purchase securities that are offered in underwritings in which an affiliate of FMR participates. These procedures prohibit the fund from directly or indirectly benefiting an FMR affiliate in connection with such underwritings. In addition, for underwritings where an FMR affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the fund could purchase in the underwriting.

From time to time the Trustees will review whether the recapture for the benefit of the fund of some portion of the brokerage commissions or similar fees paid by the fund on portfolio transactions is legally permissible and advisable. The fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for the fund to seek such recapture.

Although the Trustees and officers of the fund are substantially the
same as those of other funds managed by FMR    or its affiliates    ,
investment decisions for the fund are made independently from those of
other funds managed by FMR or    investment     accounts managed by
FMR affiliates. It sometimes happens that the same security is held in
the portfolio of more than one of these funds or    investment
    accounts. Simultaneous transactions are inevitable when several
funds and    investment     accounts are managed by the same
investment adviser, particularly when the same security is suitable
for the investment objective of more than one fund or    investment
    account.

When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as the fund is concerned. In other cases, however, the ability of the fund to participate in volume transactions will produce better executions and prices for the fund. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to the fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

VALUATION

   The fund's net asset value per share (NAV) is the value of a single share. The NAV of the fund is computed by adding the value of the fund's investments, cash, and other assets, subtracting its liabilities, and dividing the result by the number of shares outstanding.

Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.

Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the fund may use various pricing services or discontinue the use of any pricing service.

 Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is
unavailable, the last evaluated quote or    closing     bid price
normally is used.

Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.

   Independent brokers or quotation services provide prices of foreign
securities in their local currency.     FSC gathers all exchange rates
daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days
to maturity are included in the calculation of NAV. If    an event
that is expected to materially affect the value of a portfolio
security occurs after the close of an exchange    or market     on
which that security is traded, then that security will be    valued
in     good faith by a committee appointed by the Board of Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate
current    value.

The procedures set forth above need not be used to determine the value of the securities owned by the fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more
accurately reflect the    fair value     of such securities.    For
example, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. In making a good faith determination of the value of a security, the committee may review price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading.

PERFORMANCE

The fund may quote performance in various ways. All performance information supplied by the fund in advertising is historical and is not intended to indicate future returns. The fund's share price,
yield,    if available, and return     fluctuate in response to market
conditions and other factors, and the value of fund shares when redeemed may be more or less than their original cost.

YIELD CALCULATIONS. Yields for the fund are computed by dividing the fund's interest and dividend income for a given 30-day or one-month period, net of expenses, by the average number of shares entitled to receive distributions during the period, dividing this figure by the
fund's    NAV     at the end of the period, and annualizing the result
(assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For the fund's investments denominated in foreign currencies, income and expenses are calculated first in their
respective currencies, and    then are     converted to U.S. dollars,
either when they are actually converted or at the end of the 30-day or
one month period, whichever is earlier.    Income is adjusted to
reflect gains and losses from principal repayments received by a fund with respect to mortgage-related securities and other asset-backed
securities. Other     capital gains and losses generally are excluded
from the calculation, as are gains and losses from currency exchange rate fluctuations.

Income calculated for the purposes of calculating the fund's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, the fund's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.

In calculating the fund's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the fund's yield.

Yield information may be useful in reviewing the fund's performance and in providing a basis for comparison with other investment alternatives. However, the fund's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider.
Investors should recognize that in periods of declining interest rates the fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates the fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the fund's current yield. In periods of rising interest rates, the opposite can be expected to occur.

   RETURN     CALCULATIONS.    Returns     quoted in advertising
reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions, and any change
in the fund's NAV over a stated period.    A cumulative return
reflects actual performance over a stated period of time.
Average    annual returns     are calculated by determining the growth
or decline in value of a hypothetical historical investment in the fund over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the
period. For example, a    cumulative return     of 100% over ten years
would produce an average    annual return     of 7.18%, which is the
steady annual rate of return that would equal 100% growth on a
compounded basis in ten years. While average    annual returns     are
a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time,
but changes from year to year, and that average    annual returns
represent averaged figures as opposed to the actual year-to-year performance of the fund.

In addition to average    annual returns    , the fund may quote
unaveraged or    cumulative returns     reflecting the simple change
in value of an investment over a stated period. Average annual and
   cumulative returns     may be quoted as a percentage or as a dollar
amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period.
   Returns     may be broken down into their components of income and
capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their
contributions    to return    .    Returns     may be quoted on a
before-tax or after-tax basis.    Returns    , yields,    if
applicable    , and other performance information may be quoted
numerically or in a table, graph, or similar illustration.

NET ASSET VALUE. Charts and graphs using the fund's    NAVs    ,
adjusted    NAVs    , and benchmark    indexes     may be used to
exhibit performance. An adjusted NAV includes any distributions paid by the fund and reflects all elements of its return. Unless otherwise indicated, the fund's adjusted NAVs are not adjusted for sales charges, if any.

       CALCULATING HISTORICAL FUND RESULTS.    The following table
shows performance for the fund.

HISTORICAL FUND RESULTS. The following    table shows     the fund's
   yield     and    returns for the fiscal periods ended November 30,
1998.


                                    AVERAGE    ANNUAL RETURNS                       CUMULATIVE RETURNS

                   THIRTY-DAY       ONE                                 LIFE OF  ONE                             LIFE OF
                   YIELD            YEAR                                FUND*    YEAR                            FUND*



REAL ESTATE HIGH    %                %                                   %        %                               %
INCOME


 * From January 5, 1995 (commencement of operations).

The following table shows the income and capital elements of the
fund's    cumulative return    . The table compares the fund's return
to the record of the S&P 500, the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for the fund. The S&P 500 and
DJIA comparisons are provided to show how the fund's    return
    compared to the record of a broad unmanaged index of common stocks and a narrower set of stocks of major industrial companies,
respectively, over the same period.    The fund has the ability to
invest in securities not included in either index, and its investment
portfolio may or may not be similar in composition to the indexes    .
The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike the fund's returns, do not include the effect of brokerage commissions or other costs of investing.

During the period from January 5, 1995 (commencement of operations) to
November 30,    1998    , a hypothetical $10,000 investment in Real
Estate High Income would have grown to    $______    , assuming all
distributions were reinvested.    Returns are based on past results
and are not an indication of future performance.     Tax consequences
of different investments have not been factored into the figures below.

FIDELITY REAL ESTATE HIGH INCOME FUND                                                      INDEXES

   PERIOD ENDED                        VALUE OF    VALUE OF       VALUE OF       TOTAL  S&P 500         DJIA  COST OF
                                       INITIAL     REINVESTED     REINVESTED     VALUE                        LIVING**
                                       $10,000     DIVIDEND       CAPITAL GAIN
                                       INVESTMENT  DISTRIBUTIONS  DISTRIBUTIONS







1998__                                 $           $              $              $      $               $     $

1997__                                 $           $              $              $      $               $     $

1996__                                 $           $              $              $      $               $     $

1995*                                  $           $              $              $      $               $     $


* From January 5, 1995 (commencement of operations)   .

** From month-end closest to initial investment date.

Explanatory Notes: With an initial investment of $10,000 in the fund on January 5, 1995, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time
they were reinvested) amounted to    $______    . If distributions had
not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period
would have amounted to    $______     for dividends and    $_____
for capital gain distributions.    Prior to June 1, 1998, Real Estate
High Income operated under a different investment objective. Accordingly, the fund's historical performance may not represent its current investment policies.

PERFORMANCE COMPARISONS. The fund's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings
are based on    return    , assume reinvestment of distributions, do
not take sales charges or trading fees into consideration, and are
prepared without regard to tax consequences. Lipper may also    rank
based     on yield. In addition to the mutual fund rankings, the
fund's performance may be compared to stock, bond, and money market
mutual fund performance    indexes     prepared by Lipper or other
organizations. When comparing these    indexes    , it is important to
remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.

From time to time, the fund's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time
may also be quoted in advertising.    The fund may advertise risk
ratings, including symbols or numbers, prepared by independent rating agencies.

The fund's performance may also be compared to that of    the
    benchmark index representing the universe of securities in which
the fund may invest. The    return of the     index reflects
reinvestment of all dividends and capital gains paid by securities included in the index. Unlike the fund's returns, however, the
   index's     returns do not reflect brokerage commissions,
transaction fees, or other costs of investing directly in the securities included in the index.

Real Estate High Income may compare its performance to that of the Merrill Lynch High Yield Master Index, a market
   capitalization-weighted     index of all domestic and yankee
high-yield bonds with an outstanding par value of at least $50 million and maturities of at least one year. Issues included in the index have a credit rating lower than BBB-/Baa3 but are not in default (DDD1 or lower). Split-rated issues (i.e., rated investment-grade by one rating agency and high-yield by another) are included in the index based on the issue's corresponding composite rating. Structured-note issues, deferred interest bonds, and pay-in-kind bonds are excluded.

The fund may be compared in advertising to Certificates of Deposit
(CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, the fund may offer greater liquidity or higher potential returns than CDs, the fund does not guarantee your principal or your return, and fund shares are not FDIC insured.

Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.

Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different
   indexes    .

Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates returns in the same method as the funds. The funds may also compare performance to that of other compilations or indexes that may be developed and made available in the future.

In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; and charitable giving. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(Registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.

The fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager.

VOLATILITY. The fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare the fund's historical share price fluctuations or
   returns     to those of a benchmark. Measures of benchmark
correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, the fund may also discuss or illustrate examples of interest rate sensitivity.

MOMENTUM INDICATORS indicate the fund's price movements over specific periods of time. Each point on the momentum indicator represents the fund's percentage change in price movements over that period.

The fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.

The fund may be available for purchase through retirement plans or other programs offering deferral of, or exemption from, income taxes, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period.

As of January 31,    1999    , FMR advised over    $__     billion in
   municipal     fund assets,    $__ billion in taxable fixed-income
fund assets    ,    $__     billion in money market fund assets,
   $___     billion in equity fund assets,    $__     billion in
international fund assets, and    $___     billion in Spartan fund
assets. The fund may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.

In addition to performance rankings, the fund may compare its total expense ratio to the average total expense ratio of similar funds tracked by Lipper. The fund's total expense ratio is a significant factor in comparing bond and money market investments because of its effect on yield.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

   If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing the fund's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

DISTRIBUTIONS AND TAXES

   DIVIDENDS.     Because the fund's income is primarily derived from
interest, dividends from the fund generally will not qualify for the dividends-received deduction available to corporate shareholders.
Short-term capital gains are    taxable as dividends    , but do not
qualify for the dividends-received deduction. A portion of the fund's
dividends derived from certain U.S. Government securities    and
securities of certain other investment companies     may be exempt
from state and local    taxation.

CAPITAL GAINS DISTRIBUTIONS.    The fund's long-term capital gains
distributions are federally taxable to shareholders generally as capital gains.

As of November 30,    1998, the fund had a capital loss carryforward
aggregating approximately $____. This loss carryforward, of which $___, $___, and $___will expire on November 30, 199_, ____, and ____ , respectively, is available to offset future capital gains.

       RETURNS OF CAPITAL.    If the fund's distributions exceed its
taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in the fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

   FOREIGN TAX CREDIT OR DEDUCTION.     Foreign governments may
withhold taxes on dividends and interest    earned by the fund
with respect to foreign securities. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. Because the fund does not currently anticipate that securities of foreign issuers will constitute more than 50% of its total assets at the end of its fiscal year, shareholders should not
expect    to be eligible     to claim a foreign tax credit or
deduction on their federal income tax returns with respect to foreign taxes withheld.

TAX STATUS OF THE FUND. The fund intends to qualify each year as a
"regulated investment company"    under Subchapter M of the Internal
Revenue Code     so that it will not be liable for federal tax on
income and capital gains distributed to shareholders. In order to
qualify as a regulated investment company   ,     and avoid being
subject to federal income or excise taxes at the fund level, the fund intends to distribute substantially all of its net investment income and net realized capital gains within each calendar year as well as on a fiscal year basis, and intends to comply with other tax rules
applicable to regulated investment    companies.

OTHER TAX INFORMATION. The information above is only a summary of some of the tax consequences generally affecting the fund and its shareholders, and no attempt has been made to discuss individual tax
consequences.    It is up to you or your tax preparer to determine
whether the sale of shares of the fund resulted in a capital gain or
loss or other tax consequence to you.     In addition to federal
income taxes, shareholders may be subject to state and local taxes on fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a fund is suitable to their particular tax situation.

TRUSTEES AND OFFICERS

The Trustees, Members of the Advisory Board, and executive officers of
the trust are listed below.    The Board of Trustees governs the fund
and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and
review the fund's performance    . Except as indicated, each
individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for
other funds advised by FMR    or its affiliates    . The business
address of each Trustee, Member of the Advisory Board, and officer who
is an "interested person" (as defined in the    1940 Act    ) is 82
Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).

*EDWARD C. JOHNSON 3d (   68    ), Trustee and President, is Chairman,
Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.

J. GARY BURKHEAD (   57    ), Member of the Advisory Board (1997), is
Vice Chairman and a Member of the Board of Directors of FMR Corp.
(1997) and President of Fidelity Personal Investments and Brokerage Group (1997). Previously, Mr. Burkhead served as President of Fidelity Management & Research Company.

RALPH F. COX (   66    ), Trustee, is President of RABAR Enterprises
(management consulting-engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.

PHYLLIS BURKE DAVIS (   67    ), Trustee. Prior to her retirement in
September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.

ROBERT M. GATES (   55    ), Trustee (1997), is a consultant, author,
and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is a Director of LucasVarity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products). Mr. Gates also is a Trustee of the Forum for International Policy and of the Endowment Association of the College of William and Mary. In addition, he is a member of the National Executive Board of the Boy Scouts of America.

E. BRADLEY JONES (   71    ), Trustee. Prior to his retirement in
1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.

DONALD J. KIRK (   66    ), Trustee, is Executive-in-Residence (1995)
at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the
Board of Directors    of National     Arts Stabilization    Inc    .,
Chairman of the Board of Trustees of the Greenwich Hospital
Association,    Director of the Yale-New Haven Health Services Corp.
(1998) , a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section
(1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).

*PETER S. LYNCH (   56    ), Trustee, is Vice Chairman and Director of
FMR. Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of Fidelity Investments Corporate Services (1991-1992). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and Society for the Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.

WILLIAM O. McCOY (   65    ), Trustee (1997), is the Vice President of
Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996), and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).

GERALD C. McDONOUGH (   70    ), Trustee and Chairman of the
non-interested Trustees, is Chairman of G.M. Management Group (strategic advisory services). Mr. McDonough is a Director of York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products,
1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996 and Brush-Wellman Inc. (metal refining) from 1983-1997.

MARVIN L. MANN (   65    ), Trustee (1993), is Chairman of the
   Board of     Lexmark International, Inc. (office machines, 1991).
Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993), Imation Corp.
(imaging and information storage,    1997).

*ROBERT C. POZEN (   52    ), Trustee (1997) and Senior Vice
President, is also President and a Director of FMR (1997); and President and a Director of Fidelity Investments Money Management, Inc. (1998), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc. (1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp.

THOMAS R. WILLIAMS (   70    ), Trustee, is President of The Wales
Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants,
1992).

ROBERT A. LAWRENCE (   46    ), is Vice President of certain Equity
Funds (1997), Vice President of Fidelity Real Estate High Income Fund
(1995) and Fidelity    Real     Estate High Income Fund II (1996), and
Senior Vice President of FMR (1993).

MARK P. SNYDERMAN (41), is Vice President of Fidelity Real Estate High
Income Fund    (1998)     and another fund advised by FMR. Mr.
Snyderman joined Fidelity in 1994 as an investment officer of commercial mortgage-backed securities in the real estate group. Prior to 1994, Mr. Snyderman served as a director and business head at Aldrich, Eastman & Waltch.

ERIC D. ROITER (   50    ), Secretary (1998), is Vice President (1998)
and General Counsel of FMR (1998). Mr. Roiter was an Adjunct Member, Faculty of Law, at Columbia University Law School (1996-1997). Prior to joining Fidelity, Mr. Roiter was a partner at Debevoise & Plimpton (1981-1997) and served as an Assistant General Counsel of the U.S. Securities and Exchange Commission (1979-1981).

RICHARD A. SILVER (   52    ), Treasurer (1997), is Treasurer of the
Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice President and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).

   MATTHEW N. KARSTETTER (37), Deputy Treasurer (1998), is Deputy Treasurer of the Fidelity funds and is an employee of FMR (1998). Before joining FMR, Mr. Karstetter served as Vice President of Investment Accounting and Treasurer of IDS Mutual Funds at American Express Financial Advisors (1996-1998). Prior to 1996, Mr. Karstetter was Vice President, Mutual Fund Services at State Street Bank & Trust (1991-1996).

JOHN H. COSTELLO (   52    ), Assistant Treasurer, is an employee of
FMR.

LEONARD M. RUSH (   53    ), Assistant Treasurer (1994), is an
employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage
Services, Inc. (1990-1993).

The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of the fund for his
or her services for the fiscal year ended November 30,    1998    , or
calendar year ended December 31, 199   8    , as applicable.


COMPENSATION TABLE

TRUSTEES                                 AGGREGATE                 TOTAL
AND                                      COMPENSATION              COMPENSATION
MEMBERS OF THE ADVISORY BOARD            FROM                      FROM THE
                                            REAL ESTATE HIGH       FUND COMPLEX*
                                            INCOME[B,][C,][D]      A

J. GARY BURKHEAD **                      $ 0                       $ 0

RALPH F. COX                                $                         $ 223,500

PHYLLIS BURKE DAVIS                         $                         $ 220,500

ROBERT M. GATES                             $                         $ 223,500

EDWARD C. JOHNSON 3D **                  $ 0                       $ 0

E. BRADLEY JONES                            $                         $ 222,000

DONALD J. KIRK                              $                         $ 226,500

PETER S. LYNCH **                        $ 0                       $ 0

WILLIAM O. MCCOY                            $                         $ 223,500

GERALD C. MCDONOUGH                         $                         $ 273,500

MARVIN L. MANN                              $                         $ 220,500

ROBERT C. POZEN**                        $ 0                       $ 0

THOMAS R. WILLIAMS                          $                          $223,500


* Information is for the calendar year ended December 31,    1998
for    237     funds in the complex.

   ** Interested Trustees of the fund and Mr. Burkhead are compensated by FMR.

A Compensation figures include cash, amounts required to be deferred, and may include amounts deferred at the election of Trustees. For the
calendar year ended December 31,    1998    , the Trustees accrued
required deferred compensation from the funds as follows: Ralph F. Cox, $75,000; Phyllis Burke Davis, $75,000; Robert M. Gates,
   $75,000    ; E. Bradley Jones, $75,000; Donald J. Kirk, $75,000;
William O. McCoy, $75,000; Gerald C. McDonough, $87,500; Marvin L. Mann, $75,000; and Thomas R. Williams, $75,000. Certain of the non-interested Trustees elected voluntarily to defer a portion of
their compensation    as follows    : Ralph F. Cox,    $55,039    ;
Marvin L. Mann,    $55,039    ;    Thomas R. Williams, $63,433; and
William O. McCoy, $55,039    .

   [B Compensation figures include cash, and may include amounts required to be deferred and amounts deferred at the election of Trustees.]

   [C The following amounts are required to be deferred by each non-interested Trustee: Ralph F. Cox, $__; Phyllis Burke Davis, $__; Robert M. Gates, $__; E. Bradley Jones, $__; Donald J. Kirk, $__; William O. McCoy, $__; Gerald C. McDonough, $__; Marvin L. Mann, $__; and Thomas R. Williams, $__.]

   [D Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows: ________________; ______________________; and
__________________________.]

Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the
Plan are    subject to vesting and are     treated as though
equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.

   [As of ___________________, approximately __% of the fund's total outstanding shares was held by [FMR] [[and] [an] FMR affiliate[s]]. FMR Corp. is the ultimate parent company of [FMR] [[and] [this/these] FMR affiliate[s]]. By virtue of his ownership interest in FMR Corp., as described in the "Control of Investment Adviser" section on page ___, Mr. Edward C. Johnson 3d, President and Trustee of the fund, may be deemed to be a beneficial owner of these shares. As of the above date, with the exception of Mr. Johnson 3d's deemed ownership of the fund's shares, the Trustees, Members of the Advisory Board, and officers of the fund owned, in the aggregate, less than __% of the fund's total outstanding shares.]

   [As of _________________    , the Trustees, Members of the Advisory
Board, and officers of the fund owned, in the aggregate, less than
   __%     of the fund's total outstanding shares.   ]

As of    __________________    , the following owned of record or
beneficially 5% or more    (up to and including 25%)     of the fund's
outstanding shares:    ___________________________.

   As of __________________, approximately ____% of the fund's total outstanding shares were held by ____________.

A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders.

   CONTROL OF INVESTMENT ADVISER

   FMR Corp., organized in 1972, is the ultimate parent company of FMR. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the 1940 Act, control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.

   At present, the principal operating activities of FMR Corp. are those conducted by its division, Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.

   Fidelity investment personnel may invest in securities for their own investment accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.

MANAGEMENT CONTRACT
   The fund has entered into a management contract with FMR, pursuant to which FMR furnishes investment advisory and other services.

MANAGEMENT S   ERVICES. Under     the terms of its management contract
with the fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the
fund in accordance with its investment objective, policie   s     and
limitations. FMR also provides the fund with all necessary office facilities and personnel for servicing the fund's investments, compensates all officers of the fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of the
fund or FMR performing services relating to research, statistica   l
    and investment activities.

In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of the fund. These services include providing facilities for maintaining the fund's organization; supervising relations with custodians, transfer and pricing agents,
accountants, underwriter   s     and other persons dealing with the
fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the fund's records and the registration of the fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the fund; and furnishing
reports, evaluation   s     and analyses on a variety of subjects to
the Trustees.

MANAGEMENT-RELATED EXPENSES. In addition to the management fee payable to FMR and the fees payable to the transfer, dividend disbursing, and shareholder servicing agent, pricing and bookkeeping agent, and
securities lending agent,    as applicable,     the fund pays all of
its expenses that are not assumed by those parties. The fund pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, auditor and non-interested Trustees. The fund's management contract further provides that the fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the fund's transfer agent agreement, the transfer agent bears the costs of providing these services to existing shareholders. Other expenses paid by the fund include interest, taxes, brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

MANAGEMENT FEE. For the services of FMR under the management contract, the fund pays FMR a monthly management fee which has two components: a group fee rate and an individual fund fee rate.

The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.

GROUP FEE RATE SCHEDULE      EFFECTIVE ANNUAL FEE RATES

AVERAGE GROUP    ANNUALIZED  GROUP NET       EFFECTIVE ANNUAL FEE
ASSETS           RATE        ASSETS          RATE

 0 - $3 BILLION  .3700%       $ 0.5 BILLION  .3700%

 3 - 6           .3400         25            .2664

 6 - 9           .3100         50            .2188

 9 - 12          .2800         75            .1986

 12 - 15         .2500         100           .1869

 15 - 18         .2200          125          .1793

 18 - 21         .2000         150           .1736

 21 - 24         .1900         175           .1690

 24 - 30         .1800         200           .1652

 30 - 36         .1750         225           .1618

 36 - 42         .1700         250           .1587

 42 - 48         .1650         275           .1560

 48 - 66         .1600         300           .1536

 66 - 84         .1550         325           .1514

 84 - 120        .1500         350           .1494

 120 - 156       .1450         375           .1476

 156 - 192       .1400         400           .1459

 192 - 228       .1350            425           .1443

 228 - 264       .1300            450           .1427

 264 - 300       .1275            475           .1413

 300 - 336       .1250            500           .1399

 336 - 372       .1225            525           .1385

 372 - 408       .1200            550           .1372

 408 - 444       .1175

 444 - 480       .1150

 480 - 516       .1125

 OVER 516        .1100

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee
rate at    $___     billion of group net assets - the approximate
level for November 1998 - was __% , which is the weighted average of the respective fee rates for each level of group net assets
up to    $__     billion.

The fund's individual fund fee rate is    0    .60%. Based on the
average group net assets of the funds advised by FMR for November
   1998    , the fund's annual management fee rate would be calculated as follows:

                   GROUP FEE RATE       INDIVIDUAL FUND FEE RATE       MANAGEMENT
                                                                       FEE RATE

REAL ESTATE HIGH      0.___%       +    0.60%                     =       0.___%
INCOME




One-twelfth of    the     management fee rate is applied to the fund's
   average     net    assets for the month    , giving a dollar
amoun   t     which is the fee for that month.

For the fiscal years ended November 30,    1998, 1997, and 1996    ,
the fund paid FMR management fees of    $_________, $____________,
and    $__________    , respectively.

   During the reporting period, FMR voluntarily modified the breakpoints in the group fee rate schedule on January 1, 1996 to provide for lower management fee rates as FMR's assets under management increase.

FMR may, from time to time, voluntarily reimburse all or a portion of
the fund's    operating     expenses (exclusive of interest, taxes,
brokerage commissions, and extraordinary    expenses), which is
subject to revision or termination    . FMR retains the ability to be
repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year.

Expense reimbursements by FMR will increase the fund's total returns and yield, and repayment of the reimbursement by the fund will lower its total returns and yield.

   DISTRIBUTION SERVICES

   The fund has entered into a distribution agreement with FDC, an affiliate of FMR. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. The distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered at NAV. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.

The Trustees have approved a Distribution and Service Plan on behalf of the fund (the Plan) pursuant to Rule 12b-1 under the 1940 Act (the
Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plan, as approved by the Trustees, allows the fund and FMR to incur certain expenses that might be considered to constitute indirect payment by the fund of distribution expenses.

Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for
expenses incurred in connection with    providing services intended to
result in the sale of fund shares and/or shareholder support
services.     In addition, the Plan provides that FMR, directly or
through FDC, may    pay intermediaries    , such as    banks,
broker-dealers and other service-providers    , that    provide those
services    . Currently, the Board of Trustees    has authorized
such payments for Real Estate High Income shares.

   [Payments made by FMR either directly or through FDC to intermediaries for the fiscal year ended 1998 amounted to $____ for Real Estate High Income.]

   [    FMR made no payments either directly or through FDC to
   intermediaries     for the fiscal year ended    1998.]

Prior to approving the Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan, and determined that there is a reasonable likelihood that the Plan will benefit the fund and its shareholders. In particular, the Trustees noted that the Plan does not authorize payments by the fund other than those made to FMR under its management contract with the fund. To the extent that the Plan gives FMR and FDC greater flexibility in connection with the distribution of fund shares, additional sales of
fund shares    or stabilization of cash flows     may result.
Furthermore, certain shareholder support services may be provided more effectively under the Plan by local entities with whom shareholders have other relationships.

The Glass-Steagall Act generally prohibits federally and state chartered or supervised banks from engaging in the business of
underwriting, sellin   g     or distributing securities. Although the
scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, FDC believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services, or servicing and recordkeeping functions. FDC intends to engage banks only to perform such functions. However, changes in federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide efficient and effective shareholder services. In such event, changes in the operation of the fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

The fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments.

   TRANSFER AND SERVICE AGENT AGREEMENTS

The fund has entered into a transfer agent agreement with FIIOC, an affiliate of FMR. Under the terms of the agreement, FIIOC performs transfer agency, dividend disbursing, and shareholder services for the fund.

   For providing transfer agency services, FIIOC receives an asset-based fee paid monthly with respect to each account in the fund.

FIIOC pays out-of-pocket expenses associated with providing transfer agent services. In addition, FIIOC bears the expense of typesetting, printing, and mailing prospectuses, statements of additional information, and all other reports, notices, and statements to existing shareholders, with the exception of proxy statements.

The fund    has entered     into a service agent agreement with
FSC   , an affiliate of FMR    . Under the terms of the agreement, FSC
calculates the NAV and dividends for the fund, maintains the fund's portfolio and general accounting records, and administers the fund's securities lending program.

For providing pricing and bookkeeping services, FSC receives a monthly fee based on the fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are .0750% of the first $500 million of average net assets and .0375% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.

For the fiscal years ended November 30   , 1998, 1997, and 1996    ,
the fund paid FSC pricing and bookkeeping fees, including
reimbursement for related out-of-pocket expenses, of    $____,
$____    , and    $____    , respectively.

For administering the fund's securities lending program, FSC receives fees based on the number and duration of individual securities loans.

   [    For the fiscal years ended November 30,    199__, 199__, and
199__    , the fund paid no securities lending fees.   ]

   [For the fiscal years ended November 30, 199__, 199__, and 199__, the fund paid securities lending fees of $__, $__, and $__, respectively.]

DESCRIPTION OF THE TRUST

TRUST ORGANIZATION. Fidelity Real Estate High Income Fund is a fund of Fidelity Advisor Series IV, an open-end management investment company
organized as a Massachusetts business trust    on May 6, 1983.
Currently    , there are three funds    in     the trust: Fidelity
Advisor Intermediate Bond Fund, Fidelity Institutional Short-Intermediate Government Fund, and Fidelity Real Estate High
Income Fund.    The Trustees are permitted to create additional funds
in the trust.

The assets of the trust received for the issue or sale of shares of each fund and all income, earnings, profits, and proceeds thereof,
   subject to     the rights of creditors,    are allocated     to
such fund, and constitute the underlying assets of such fund. The
underlying assets of each fund    in the trust shall be charged with
the liabilities and expenses attributable to such fund    .    Any
general expenses of the trust shall be allocated between or among any one or more of the funds.

   SHAREHOLDER LIABILITY.     The trust is an    entity commonly
known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust.

   The Declaration of Trust contains an express disclaimer of shareholder liability for the debts, liabilities, obligations, and
expenses of the trust or fund.     The Declaration of Trust provides
that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the
trust or the Trustees    relating to the trust or to a fund shall
include a provision limiting the obligations created thereby to the
trust    or to one or more funds and its or their assets. The
Declaration of Trust further provides that shareholders of a fund shall not have a claim on or right to any assets belonging to any other fund.

The Declaration of Trust provides for indemnification out of each
fund's property of any shareholder    or former shareholder     held
personally liable for the obligations of the fund    solely by reason
of his or her being or having been a shareholder and not because of
his or her acts or omissions or for some other reason    . The
Declaration of Trust also provides that each fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.

VOTING RIGHTS. Each fund's capital consists of shares of beneficial
interest. As a shareholder, you    are entitled to     one vote for
each    dollar of     net asset value    that     you own.    The
voting rights of shareholders can be changed only by a shareholder vote. Shares may be voted in the aggregate, by fund and by class.

The shares have no preemptive or conversion    rights. Shares     are
fully paid and nonassessable, except as set forth under the heading
   "Shareholder Liability" above.

The trust or any o   f its funds     may be terminated upon the sale
of its assets to   , or merger with,     another open-end management
investment company    or series thereof    , or upon liquidation and
distribution of its    assets. Generally, the merger of the trust or a
fund with another entity or the sale of substantially all of the assets of the trust or a fund to another entity requires approval by a vote of shareholders of the trust or the fund. The Trustees may, however, reorganize or terminate the trust or any of its funds without prior shareholder approval. In the event of the dissolution or liquidation of the trust, shareholders of each of its funds are entitled to receive the underlying assets of such fund available for distribution. In the event of the dissolution or liquidation of a fund, shareholders of that fund are entitled to receive the underlying assets of the fund available for distribution.

 CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New York, is custodian of the assets of the fund. The custodian is responsible for the safekeeping of a fund's assets and the appointment
of any subcustodian banks and clearing    agencies. The     Chase
Manhattan Bank, headquartered in New York, also may serve as a special purpose custodian of certain assets in connection with repurchase agreement transactions.

FMR, its officers and directors, its affiliated companies, and
members of     the Board of Trustees may, from time to time, conduct
transactions with various banks, including banks serving as custodians for certain funds advised by FMR. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.

AUDITOR.    PricewaterhouseCoopers,LLP    , One Post Office Square,
Boston, Massachusetts serves as the fund's independent accountant. The auditor examines financial statements for the fund and provides other audit, tax, and related services.

FINANCIAL STATEMENTS

The fund's financial statements and financial highlights for the
fiscal year ended November 30,    1998    , and report of the auditor,
are included in the fund's Annual Report    and are incorporated
herein by reference.

   APPENDIX

   Fidelity, Fidelity Investments & (Pyramid) Design, Fidelity
Investments, Fidelity Focus and Magellan are registered trademarks of FMR Corp.

   The third party marks appearing above are the marks of their respective owners.

PART C.  OTHER INFORMATION

Item 23. Exhibits

 (a) Amended and Restated Declaration of Trust, dated October 7, 1998, is incorporated herein by reference to Exhibit (a) of Post-Effective Amendment No. 71.

 (b) Bylaws of the Trust, as amended and dated May 19, 1994, are incorporated herein by reference to Exhibit 2(a) of Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.

 (c) Not applicable.

 (d) (1) Management Contract between Fixed-Income Portfolios:
Short-Term Government Series and Fidelity Management & Research
Company, dated July 29, 1986, is incorporated herein by reference to
Exhibit 5(a) of Post-Effective Amendment No. 49.

     (2) Management Contract between Fidelity Advisor Intermediate Bond Fund and Fidelity Management & Research Company, dated November 1, 1998, is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 70.

     (3) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Limited Term Bond Fund (currently known as Fidelity Advisor Intermediate Bond Fund) and Fidelity Management & Research (U.K.) Inc., dated January 1, 1995, is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 43.

     (4) Sub-Advisory Agreement between Fidelity Management & Research Company, on behalf of Fidelity Advisor Limited Term Bond Fund (currently known as Fidelity Advisor Intermediate Bond Fund) and Fidelity Management & Research (Far East) Inc., dated January 1, 1995, is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 43.

     (5) Management Contract between Fidelity Management & Research Company and Fidelity Real Estate High Income Fund, dated December 30, 1994, is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 41.

 (e) (1) General Distribution Agreement between Income Portfolios (currently known as Fidelity Advisor Series IV): Limited Term Series (currently known as Fidelity Advisor Intermediate Bond Fund) and Fidelity Distributors Corporation dated April 1, 1987, is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 46.

     (2) General Distribution Agreement between Income Portfolios (currently known as Fidelity Advisor Series IV): Short Government Series (currently known as Fidelity Institutional Short-Intermediate Government Fund), and Fidelity Distributors Corporation, dated July 29, 1987, (amending in its entirety the Distribution Agreement dated April 1, 1987) is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 46.

     (3) General Distribution Agreement between Fidelity Distributors Corporation and Fidelity Real Estate High Income Fund, dated December 30, 1994, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 41.

     (4) Amendment to the General Distribution Agreements for Income Portfolios (currently known as Fidelity Advisor Series IV), dated
January 1, 1988, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 46.

     (5) Amendment to the General Distribution Agreements between the Registrant and Fidelity Distributors Corporation, dated March 14, 1996 and July 15, 1996, are incorporated herein by reference to Exhibit 6(a) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).

     (6) Form of Bank Agency Agreement (most recently revised January,
1997) is filed herein as Exhibit e(6).

     (7) Form of Selling Dealer Agreement (most recently revised
January, 1997) is filed herein as Exhibit e(7).

     (8) Form of Selling Dealer Agreement for Bank-Related
Transactions (most recently revised January, 1997) is filed herein as Exhibit e(8).

 (f) (1) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's (File No. 2-69972) Post-Effective Amendment No. 54.

     (2) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's (File No.
33-43529) Post-Effective Amendment No. 19.

 (g) (1) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and the Registrant is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's
Post-Effective Amendment No. 4 (File No. 33-52577).

     (2) Appendix A, dated June 18, 1998, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and the
Registrant is incorporated herein by reference to Exhibit 8(b) of Fidelity Boston Street Trust's Post-Effective Amendment No. 22 (File No. 33-17704).

     (3) Appendix B, dated June 18, 1998, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and the
Registrant is incorporated herein by reference to Exhibit 8(c) of Fidelity Charles Street Trust's Post-Effective Amendment No. 22 (File No. 33-17704).

     (4) Fidelity Group Repo Custodian Agreement among The Bank of New York, J. P. Morgan Securities, Inc., and the Registrant, dated
February 12, 1996, is incorporated herein by reference to Exhibit 8(d) of Fidelity Institutional Cash Portfolios' (File No. 2-74708)
Post-Effective Amendment No. 31.

     (5) Schedule 1 to the Fidelity Group Repo Custodian Agreement between The Bank of New York and the Registrant, dated February 12, 1996, is incorporated herein by reference to Exhibit 8(e) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

     (6) Fidelity Group Repo Custodian Agreement among Chemical Bank, Greenwich Capital Markets, Inc., and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(f) of Fidelity Institutional Cash Portfolios' (File No. 2-74808)
Post-Effective Amendment No. 31.

     (7) Schedule 1 to the Fidelity Group Repo Custodian Agreement between Chemical Bank and the Registrant, dated November 13, 1995, is incorporated herein by reference to Exhibit 8(g) of Fidelity
Institutional Cash Portfolios' (File No. 2-74808) Post-Effective
Amendment No. 31.

     (8) Joint Trading Account Custody Agreement between the The Bank of New York and the Registrant, dated May 11, 1995, is incorporated herein by reference to Exhibit 8(h) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

     (9) First Amendment to Joint Trading Account Custody Agreement between the The Bank of New York and the Registrant, dated July 14, 1995, is incorporated herein by reference to Exhibit 8(i) of Fidelity Institutional Cash Portfolios' (File No. 2-74808) Post-Effective Amendment No. 31.

 (h) Not applicable.

 (i) Not applicable.

 (j) Not applicable.

 (k) Not applicable.

 (l) Not applicable.

 (m) (1) Distribution and Service Plan pursuant to Rule 12b-1 for
Fidelity Institutional Short-Intermediate Government Fund is incorporated herein by reference to Exhibit 15(a) of Post-Effective Amendment No. 67.

     (2) Distribution and Service Plan pursuant to Rule 12b-1 for
Fidelity Advisor Intermediate Bond Fund: Class T (formerly Class A) is incorporated herein by reference to Exhibit 15(b) of Post-Effective Amendment No. 62.

     (3) Distribution and Service Plan for Fidelity Advisor
Intermediate Bond Fund: Class B is incorporated herein by reference to
Exhibit 15(d) of Post-Effective Amendment No. 62.

     (4) Distribution and Service Plan for Fidelity Real Estate High Income Fund is incorporated herein by reference to Exhibit 15(d) of Post-Effective Amendment No. 69.

     (5) Distribution and Service Plan for Fidelity Advisor
Intermediate Bond Fund: Institutional Class is incorporated herein by reference to Exhibit 15(f) of Post-Effective Amendment No. 62.

     (6) Distribution and Service Plan pursuant to Rule 12b-1 for
Fidelity Advisor Intermediate Bond Fund: Class A is incorporated herein by reference to Exhibit 15(g) of Post-Effective No. 58.

     (7) Distribution and Service Plan pursuant to Rule 12b-1 for
Fidelity Advisor Intermediate Bond Fund: Class C is incorporated herein by reference to Exhibit 15(h) of Post-Effective No. 65.

 (n) Not applicable.

 (o) Rule 18f-3 Plan, dated October 16, 1997, is incorporated herein by reference to Exhibit 18 of Post-Effective No. 65.

Item 24. Trusts Controlled by or under Common Control with this Trust

 The Board of Trustees of the Trust is the same as the board of other Fidelity funds, each of which has Fidelity Management & Research Company, or an affiliate, as its investment adviser. In addition, the officers of the Trust are substantially identical to those of the other Fidelity funds. Nonetheless, the Trust takes the position that it is not under common control with other Fidelity funds because the power residing in the respective boards and officers arises as the result of an official position with the respective trusts.


Item 25. Indemnification

 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Trust shall indemnify any present or past trustee or officer to the fullest extent permitted by law against liability, and all expenses reasonably incurred by him or her in connection with any claim, action, suit or proceeding in which he or she is involved by virtue of his or her service as a trustee or officer and against any amount incurred in settlement thereof. Indemnification will not be provided to a person adjudged by a court or other adjudicatory body to be liable to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties (collectively, "disabling conduct"), or not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust. In the event of a settlement, no indemnification may be provided unless there has been a determination, as specified in the Declaration of Trust, that the officer or trustee did not engage in disabling conduct.

 Pursuant to Section 11 of the Distribution Agreement, the Trust agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages, or expense and reasonable counsel fees incurred in connection therewith) arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated or necessary in order to make the statements not misleading under the 1933 Act, or any other statute or the common law. However, the Trust does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Trust by or on behalf of the Distributor. In no case is the indemnity of the Trust in favor of the Distributor or any person indemnified to be deemed to protect the Distributor or any person against any liability to the Issuer or its security holders to which the Distributor or such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

 Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:

 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or

 (2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.

Item 26. Business and Other Connections of Investment Adviser

 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
    82 Devonshire Street, Boston, MA 02109

 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

EDWARD C. JOHNSON 3D       CHAIRMAN OF THE BOARD AND DIRECTOR OF FMR; PRESIDENT
                           AND CHIEF EXECUTIVE OFFICER OF FMR CORP.; CHAIRMAN
                           OF THE BOARD AND DIRECTOR OF FMR CORP., FIDELITY
                           INVESTMENTS MONEY MANAGEMENT, INC. (FIMM), FIDELITY
                           MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.), AND
                           FIDELITY MANAGEMENT & RESEARCH (FAR EAST) INC. (FMR
                           FAR EAST); CHAIRMAN OF THE EXECUTIVE COMMITTEE OF
                           FMR; DIRECTOR OF FIDELITY INVESTMENTS JAPAN LIMITED
                           (FIJ); PRESIDENT AND TRUSTEE OF FUNDS ADVISED BY FMR.



ROBERT C. POZEN            PRESIDENT AND DIRECTOR OF FMR; SENIOR VICE PRESIDENT
                           AND TRUSTEE OF FUNDS ADVISED BY FMR; PRESIDENT AND
                           DIRECTOR OF FIMM, FMR U.K., AND FMR FAR EAST;
                           PREVIOUSLY, GENERAL COUNSEL, MANAGING DIRECTOR, AND
                           SENIOR VICE PRESIDENT OF FMR CORP.



PETER S. LYNCH             VICE CHAIRMAN OF THE BOARD AND DIRECTOR OF FMR.



JOHN H. CARLSON            VICE PRESIDENT OF FMR AND OF FUNDS ADVISED BY FMR.



DWIGHT D. CHURCHILL        SENIOR VICE PRESIDENT OF FMR AND VICE PRESIDENT OF
                           BOND FUNDS ADVISED BY FMR; VICE PRESIDENT OF FIMM.



BRIAN CLANCY               VICE PRESIDENT OF FMR AND TREASURER OF FMR, FIMM,
                           FMR U.K., AND FMR FAR EAST.



BARRY COFFMAN              VICE PRESIDENT OF FMR.



ARIEH COLL                 VICE PRESIDENT OF FMR.



FREDERIC G. CORNEEL        TAX COUNSEL OF FMR.



STEPHEN G. MANNING         ASSISTANT TREASURER OF FMR, FIMM, FMR U.K., FMR
                           FAR EAST; VICE PRESIDENT AND TREASURER OF FMR CORP.;
                           TREASURER OF STRATEGIC ADVISERS, INC.



WILLIAM DANOFF             SENIOR VICE PRESIDENT OF FMR AND VICE PRESIDENT OF A
                           FUND ADVISED BY FMR.



SCOTT E. DESANO            VICE PRESIDENT OF FMR.



PENELOPE DOBKIN            VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



WALTER C. DONOVAN          VICE PRESIDENT OF FMR.



BETTINA DOULTON            VICE PRESIDENT OF FMR AND OF FUNDS ADVISED BY FMR.



MARGARET L. EAGLE          VICE PRESIDENT OF FMR AND OF FUNDS ADVISED BY FMR.



WILLIAM R. EBSWORTH        VICE PRESIDENT OF FMR.



RICHARD B. FENTIN          SENIOR VICE PRESIDENT OF FMR AND VICE PRESIDENT OF A
                           FUND ADVISED BY FMR.



GREGORY FRASER             VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



JAY FREEDMAN               ASSISTANT CLERK OF FMR; CLERK OF FMR CORP., FMR
                           U.K., FMR FAR EAST, AND STRATEGIC ADVISERS, INC.;
                           SECRETARY OF FIMM; ASSOCIATE GENERAL COUNSEL FMR
                           CORP.



DAVID L. GLANCY            VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



BARRY A. GREENFIELD        VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



BOYCE I. GREER             SENIOR VICE PRESIDENT OF FMR AND VICE PRESIDENT OF
                           MONEY MARKET FUNDS ADVISED BY FMR; VICE PRESIDENT
                           OF FIMM.



BART A. GRENIER            SENIOR VICE PRESIDENT OF FMR; VICE PRESIDENT OF
                           HIGH-INCOME FUNDS ADVISED BY FMR.



ROBERT HABER               VICE PRESIDENT OF FMR.



RICHARD C. HABERMANN       SENIOR VICE PRESIDENT OF FMR; VICE PRESIDENT OF FUNDS
                           ADVISED BY FMR.



FRED L. HENNING JR.        SENIOR VICE PRESIDENT OF FMR AND VICE PRESIDENT OF
                           FIXED-INCOME FUNDS ADVISED BY FMR.



BRUCE T. HERRING           VICE PRESIDENT OF FMR.



ROBERT F. HILL             VICE PRESIDENT OF FMR; DIRECTOR OF TECHNICAL RESEARCH.



ABIGAIL P. JOHNSON         SENIOR VICE PRESIDENT OF FMR AND VICE PRESIDENT OF
                           FUNDS ADVISED BY FMR;  DIRECTOR OF FMR CORP.;
                           ASSOCIATE DIRECTOR AND SENIOR VICE PRESIDENT OF EQUITY
                           FUNDS ADVISED BY FMR.



DAVID B. JONES             VICE PRESIDENT OF FMR.



STEVEN KAYE                VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



FRANCIS V. KNOX            VICE PRESIDENT OF FMR; COMPLIANCE OFFICER OF FMR
                           U.K. AND FMR FAR EAST.



HARRIS LEVITON             VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



BRADFORD E. LEWIS          VICE PRESIDENT OF FMR AND OF FUNDS ADVISED BY FMR.



RICHARD R. MACE JR.        VICE PRESIDENT OF FMR AND OF FUNDS ADVISED BY FMR.



CHARLES A. MANGUM          VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



KEVIN MCCAREY              VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



NEAL P. MILLER             VICE PRESIDENT OF FMR.



JACQUES PEROLD             VICE PRESIDENT OF FMR.



ALAN RADLO                 VICE PRESIDENT OF FMR.



ERIC D. ROITER             SENIOR VICE PRESIDENT AND GENERAL COUNSEL OF FMR AND
                           SECRETARY OF FUNDS ADVISED BY FMR.



LEE H. SANDWEN             VICE PRESIDENT OF FMR.



PATRICIA A. SATTERTHWAITE  VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



FERGUS SHIEL               VICE PRESIDENT OF FMR.



RICHARD A. SILVER          VICE PRESIDENT OF FMR.



CAROL A. SMITH-FACHETTI    VICE PRESIDENT OF FMR.



STEVEN J. SNIDER           VICE PRESIDENT OF FMR AND OF FUNDS ADVISED BY FMR.



THOMAS T. SOVIERO          VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



RICHARD SPILLANE           SENIOR VICE PRESIDENT OF FMR; ASSOCIATE DIRECTOR AND
                           SENIOR VICE PRESIDENT OF EQUITY FUNDS ADVISED BY FMR;
                           PREVIOUSLY, SENIOR VICE PRESIDENT AND DIRECTOR OF
                           OPERATIONS AND COMPLIANCE OF FMR U.K.



THOMAS M. SPRAGUE          VICE PRESIDENT OF FMR AND OF FUNDS ADVISED BY FMR.



ROBERT E. STANSKY          SENIOR VICE PRESIDENT OF FMR AND VICE PRESIDENT OF A
                           FUND ADVISED BY FMR.



SCOTT D. STEWART           VICE PRESIDENT OF FMR.



THOMAS SWEENEY             VICE PRESIDENT OF FMR.



BETH F. TERRANA            SENIOR VICE PRESIDENT OF FMR AND VICE PRESIDENT OF A
                           FUND ADVISED BY FMR.



YOKO TILLEY                VICE PRESIDENT OF FMR.



JOEL C. TILLINGHAST        VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.



ROBERT TUCKETT             VICE PRESIDENT OF FMR.



JENNIFER UHRIG             VICE PRESIDENT OF FMR AND OF FUNDS ADVISED BY FMR.



GEORGE A. VANDERHEIDEN     SENIOR VICE PRESIDENT OF FMR AND VICE PRESIDENT OF
                           FUNDS ADVISED BY FMR; DIRECTOR OF FMR CORP.



STEVEN S. WYMER            VICE PRESIDENT OF FMR AND OF A FUND ADVISED BY FMR.







(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, EC3R 8LL, England

 FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

EDWARD C. JOHNSON 3D    CHAIRMAN OF THE BOARD AND DIRECTOR OF FMR U.K.,
                        FMR, FMR CORP., FIMM, AND FMR FAR EAST; PRESIDENT
                        AND CHIEF EXECUTIVE OFFICER OF FMR CORP.; CHAIRMAN
                        OF THE EXECUTIVE COMMITTEE OF FMR; DIRECTOR OF
                        FIDELITY INVESTMENTS JAPAN LIMITED (FIJ); PRESIDENT AND
                        TRUSTEE OF FUNDS ADVISED BY FMR.



ROBERT C. POZEN         PRESIDENT AND DIRECTOR OF FMR; SENIOR VICE PRESIDENT
                        AND TRUSTEE OF FUNDS ADVISED BY FMR; PRESIDENT AND
                        DIRECTOR OF FIMM, FMR U.K., AND FMR FAR EAST;
                        PREVIOUSLY, GENERAL COUNSEL, MANAGING DIRECTOR, AND
                        SENIOR VICE PRESIDENT OF FMR CORP.



BRIAN CLANCY            TREASURER OF FMR U.K., FMR FAR EAST, FMR, AND
                        FIMM AND VICE PRESIDENT OF FMR.



STEPHEN G. MANNING      ASSISTANT TREASURER OF FMR U.K., FMR, FMR FAR EAST,
                        AND FIMM; VICE PRESIDENT AND TREASURER OF FMR
                        CORP.; TREASURER OF STRATEGIC ADVISERS, INC.



FRANCIS V. KNOX         COMPLIANCE OFFICER OF FMR U.K. AND FMR FAR EAST;
                        VICE PRESIDENT OF FMR.



JAY FREEDMAN            CLERK OF FMR U.K., FMR FAR EAST, FMR CORP. AND
                        STRATEGIC ADVISERS, INC.; ASSISTANT CLERK OF FMR;
                        SECRETARY OF FIMM; ASSOCIATE GENERAL COUNSEL FMR
                        CORP.



SUSAN ENGLANDER HISLOP  ASSISTANT CLERK OF FMR U.K., FMR FAR EAST AND
                        FIMM.



SARAH H. ZENOBLE        SENIOR VICE PRESIDENT AND DIRECTOR OF OPERATIONS AND
                        COMPLIANCE.


(3) FIDELITY MANAGEMENT & RESEARCH (Far East) INC. (FMR Far East) Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105, Japan

FMR Far East provides investment advisory services to Fidelity
Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

EDWARD C. JOHNSON 3D    CHAIRMAN OF THE BOARD AND DIRECTOR OF FMR FAR
                        EAST, FMR, FMR CORP., FIMM, AND FMR U.K.;
                        CHAIRMAN OF THE EXECUTIVE COMMITTEE OF FMR;
                        PRESIDENT AND CHIEF EXECUTIVE OFFICER OF FMR
                        CORP.; DIRECTOR OF FIDELITY INVESTMENTS JAPAN
                        LIMITED (FIJ); PRESIDENT AND TRUSTEE OF FUNDS
                        ADVISED BY FMR.



ROBERT C. POZEN         PRESIDENT AND DIRECTOR OF FMR; SENIOR VICE
                        PRESIDENT AND TRUSTEE OF FUNDS ADVISED BY FMR;
                        PRESIDENT AND DIRECTOR OF FIMM, FMR U.K., AND
                        FMR FAR EAST; PREVIOUSLY, GENERAL COUNSEL,
                        MANAGING DIRECTOR, AND SENIOR VICE PRESIDENT OF
                        FMR CORP.



ROBERT H. AULD          SENIOR VICE PRESIDENT OF FMR FAR EAST.



BRIAN CLANCY            TREASURER OF FMR FAR EAST, FMR U.K., FMR,
                        AND FIMM AND VICE PRESIDENT OF FMR.



FRANCIS V. KNOX         COMPLIANCE OFFICER OF FMR FAR EAST AND FMR
                        U.K.; VICE PRESIDENT OF FMR.



JAY FREEDMAN            CLERK OF FMR FAR EAST, FMR U.K., FMR CORP.
                        AND STRATEGIC ADVISERS, INC.; ASSISTANT CLERK OF
                        FMR; SECRETARY OF FIMM; ASSOCIATE GENERAL
                        COUNSEL FMR CORP.



SUSAN ENGLANDER HISLOP  ASSISTANT CLERK OF FMR FAR EAST, FMR U.K. AND
                        FIMM.



STEPHEN G. MANNING      ASSISTANT TREASURER OF FMR FAR EAST, FMR,
                        FMR U.K., AND FIMM; VICE PRESIDENT AND
                        TREASURER OF FMR CORP.; TREASURER OF STRATEGIC
                        ADVISERS, INC.



BILLY WILDER            VICE PRESIDENT OF FMR FAR EAST; PRESIDENT AND
                        REPRESENTATIVE DIRECTOR OF FIDELITY INVESTMENTS
                        JAPAN LIMITED.

(4)  FIDELITY INVESTMENTS MONEY MANAGEMENT, INC. (FIMM)
     Contra Way, Merrimack, NH 03054

FIMM provides investment advisory services to Fidelity Management & Research Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

EDWARD C. JOHNSON 3D    CHAIRMAN OF THE BOARD AND DIRECTOR OF FIMM,
                        FMR, FMR CORP., FMR FAR EAST, AND FMR
                        U.K.; CHAIRMAN OF THE EXECUTIVE COMMITTEE OF
                        FMR; PRESIDENT AND CHIEF EXECUTIVE OFFICER OF
                        FMR CORP.; DIRECTOR OF FIDELITY INVESTMENTS
                        JAPAN LIMITED (FIJ); PRESIDENT AND TRUSTEE OF
                        FUNDS ADVISED BY FMR.



ROBERT C. POZEN         PRESIDENT AND DIRECTOR OF FMR; SENIOR VICE
                        PRESIDENT AND TRUSTEE OF FUNDS ADVISED BY FMR;
                        PRESIDENT AND DIRECTOR OF FIMM, FMR U.K., AND
                        FMR FAR EAST; PREVIOUSLY, GENERAL COUNSEL,
                        MANAGING DIRECTOR, AND SENIOR VICE PRESIDENT OF
                        FMR CORP.



FRED L. HENNING JR.     SENIOR VICE PRESIDENT OF FIMM; SENIOR VICE
                        PRESIDENT OF FMR AND VICE PRESIDENT OF
                        FIXED-INCOME FUNDS ADVISED BY FMR.



BOYCE I. GREER          VICE PRESIDENT OF FIMM; SENIOR VICE PRESIDENT
                        OF FMR AND VICE PRESIDENT OF MONEY MARKET
                        FUNDS ADVISED BY FMR.



DWIGHT D. CHURCHILL     VICE PRESIDENT OF FIMM; SENIOR VICE PRESIDENT
                        OF FMR AND VICE PRESIDENT OF BOND FUNDS
                        ADVISED BY FMR.



BRIAN CLANCY            TREASURER OF FIMM, FMR FAR EAST, FMR U.K.,
                        AND FMR AND VICE PRESIDENT OF FMR.



JAY FREEDMAN            SECRETARY OF FIMM; CLERK OF FMR U.K., FMR
                        FAR EAST, FMR CORP. AND STRATEGIC ADVISERS,
                        INC.; ASSISTANT CLERK OF FMR; SECRETARY OF
                        FIMM; ASSOCIATE GENERAL COUNSEL FMR CORP.



SUSAN ENGLANDER HISLOP  ASSISTANT CLERK OF FIMM, FMR U.K. AND FMR
                        FAR EAST.



STEPHEN G. MANNING      ASSISTANT TREASURER OF FIMM, FMR U.K., FMR
                        FAR EAST, AND FMR; VICE PRESIDENT AND TREASURER
                        OF FMR CORP.; TREASURER OF STRATEGIC ADVISERS,
                        INC.


Item 27. Principal Underwriters

(a) Fidelity Distributors Corporation (FDC) acts as distributor for all funds advised by FMR or an affiliate.

(B)

NAME AND PRINCIPAL    POSITIONS AND OFFICES     POSITIONS AND OFFICES

BUSINESS ADDRESS*     WITH UNDERWRITER          WITH FUND

EDWARD C. JOHNSON 3D  DIRECTOR                  TRUSTEE AND PRESIDENT

MICHAEL MLINAC        DIRECTOR                  NONE

JAMES CURVEY          DIRECTOR                  NONE

MARTHA B. WILLIS      PRESIDENT                 NONE

ERIC D. ROITER        SENIOR VICE PRESIDENT     SECRETARY

CARON KETCHUM         TREASURER AND CONTROLLER  NONE

GARY GREENSTEIN       ASSISTANT TREASURER       NONE

JAY FREEDMAN          ASSISTANT CLERK           NONE

LINDA HOLLAND         COMPLIANCE OFFICER        NONE

* 82 Devonshire Street, Boston, MA

 (c) Not applicable.

Item 28. Location of Accounts and Records

 All accounts, books, and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules promulgated thereunder are maintained by Fidelity Management & Research Company, Fidelity Service Company, Inc. or Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the fund's custodian, The Bank of New York, 110 Washington Street, New York, NY.

Item 29. Management Services

  Not applicable.

Item 30. Undertakings

 The Registrant undertakes on behalf of Fidelity Real Estate High Income Fund: (1) to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2) of the 1934 Act, whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 72 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 29th day of January 1999.

      FIDELITY ADVISOR SERIES IV


      By /s/Edward C. Johnson 3d (dagger)
        Edward C. Johnson 3d, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.



(SIGNATURE)                          (TITLE)                        (DATE)
/S/EDWARD C. JOHNSON 3D  (DAGGER)    PRESIDENT AND TRUSTEE          JANUARY 29, 1999

EDWARD C. JOHNSON 3D                 (PRINCIPAL EXECUTIVE OFFICER)



/S/RICHARD A. SILVER                 TREASURER                      JANUARY 29, 1999

RICHARD A. SILVER



/S/ROBERT C. POZEN                   TRUSTEE                        JANUARY 29, 1999

ROBERT C. POZEN



/S/RALPH F. COX           *          TRUSTEE                        JANUARY 29, 1999

RALPH F. COX



/S/PHYLLIS BURKE DAVIS    *          TRUSTEE                        JANUARY 29, 1999

PHYLLIS BURKE DAVIS



/S/ROBERT M. GATES        **         TRUSTEE                        JANUARY 29, 1999

ROBERT M. GATES



/S/E. BRADLEY JONES       *          TRUSTEE                        JANUARY 29, 1999

E. BRADLEY JONES



/S/DONALD J. KIRK         *          TRUSTEE                        JANUARY 29, 1999

DONALD J. KIRK



/S/PETER S. LYNCH         *          TRUSTEE                        JANUARY 29, 1999

PETER S. LYNCH



/S/MARVIN L. MANN         *          TRUSTEE                        JANUARY 29, 1999

MARVIN L. MANN



/S/WILLIAM O. MCCOY       *          TRUSTEE                        JANUARY 29, 1999

WILLIAM O. MCCOY



/S/GERALD C. MCDONOUGH    *          TRUSTEE                        JANUARY 29, 1999

GERALD C. MCDONOUGH



/S/THOMAS R. WILLIAMS     *          TRUSTEE                        JANUARY 29, 1999

THOMAS R. WILLIAMS


(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.

* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.

** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.

POWER OF ATTORNEY

 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

FIDELITY ABERDEEN STREET TRUST          FIDELITY GOVERNMENT SECURITIES FUND
FIDELITY ADVISOR ANNUITY FUND           FIDELITY HASTINGS STREET TRUST
FIDELITY ADVISOR SERIES I               FIDELITY HEREFORD STREET TRUST
FIDELITY ADVISOR SERIES II              FIDELITY INCOME FUND
FIDELITY ADVISOR SERIES III             FIDELITY INSTITUTIONAL CASH PORTFOLIOS
FIDELITY ADVISOR SERIES IV              FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS
FIDELITY ADVISOR SERIES V               FIDELITY INSTITUTIONAL TRUST
FIDELITY ADVISOR SERIES VI              FIDELITY INVESTMENT TRUST
FIDELITY ADVISOR SERIES VII             FIDELITY MAGELLAN FUND
FIDELITY ADVISOR SERIES VIII            FIDELITY MASSACHUSETTS MUNICIPAL TRUST
FIDELITY BEACON STREET TRUST            FIDELITY MONEY MARKET TRUST
FIDELITY BOSTON STREET TRUST            FIDELITY MT. VERNON STREET TRUST
FIDELITY CALIFORNIA MUNICIPAL TRUST     FIDELITY MUNICIPAL TRUST
FIDELITY CALIFORNIA MUNICIPAL TRUST II  FIDELITY MUNICIPAL TRUST II
FIDELITY CAPITAL TRUST                  FIDELITY NEW YORK MUNICIPAL TRUST
FIDELITY CHARLES STREET TRUST           FIDELITY NEW YORK MUNICIPAL TRUST II
FIDELITY COMMONWEALTH TRUST             FIDELITY PHILLIPS STREET TRUST
FIDELITY CONGRESS STREET FUND           FIDELITY PURITAN TRUST
FIDELITY CONTRAFUND                     FIDELITY REVERE STREET TRUST
FIDELITY CORPORATE TRUST                FIDELITY SCHOOL STREET TRUST
FIDELITY COURT STREET TRUST             FIDELITY SECURITIES FUND
FIDELITY COURT STREET TRUST II          FIDELITY SELECT PORTFOLIOS
FIDELITY COVINGTON TRUST                FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P.
FIDELITY DAILY MONEY FUND               FIDELITY SUMMER STREET TRUST
FIDELITY DAILY TAX-EXEMPT FUND          FIDELITY TREND FUND
FIDELITY DESTINY PORTFOLIOS             FIDELITY U.S. INVESTMENTS-BOND FUND, L.P.
FIDELITY DEUTSCHE MARK PERFORMANCE      FIDELITY U.S. INVESTMENTS-GOVERNMENT SECURITIES
  PORTFOLIO, L.P.                          FUND, L.P.
FIDELITY DEVONSHIRE TRUST               FIDELITY UNION STREET TRUST
FIDELITY EXCHANGE FUND                  FIDELITY UNION STREET TRUST II
FIDELITY FINANCIAL TRUST                FIDELITY YEN PERFORMANCE PORTFOLIO, L.P.
FIDELITY FIXED-INCOME TRUST             VARIABLE INSURANCE PRODUCTS FUND
                                        VARIABLE INSURANCE PRODUCTS FUND II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.

 WITNESS our hands on this nineteenth day of December, 1996.


/S/EDWARD C. JOHNSON 3D___________   /S/PETER S. LYNCH________________

EDWARD C. JOHNSON 3D                 PETER S. LYNCH




/S/J. GARY BURKHEAD_______________   /S/WILLIAM O. MCCOY______________

J. GARY BURKHEAD                     WILLIAM O. MCCOY


/S/RALPH F. COX __________________  /S/GERALD C. MCDONOUGH___________

RALPH F. COX                        GERALD C. MCDONOUGH


/S/PHYLLIS BURKE DAVIS_____________  /S/MARVIN L. MANN________________

PHYLLIS BURKE DAVIS                  MARVIN L. MANN


/S/E. BRADLEY JONES________________  /S/THOMAS R. WILLIAMS ____________

E. BRADLEY JONES                     THOMAS R. WILLIAMS


/S/DONALD J. KIRK __________________

DONALD J. KIRK



POWER OF ATTORNEY

 I, the undersigned President and Director, Trustee, or General
Partner, as the case may be, of the following investment companies:

FIDELITY ABERDEEN STREET TRUST          FIDELITY HEREFORD STREET TRUST
FIDELITY ADVISOR SERIES I               FIDELITY INCOME FUND
FIDELITY ADVISOR SERIES II              FIDELITY INSTITUTIONAL CASH PORTFOLIOS
FIDELITY ADVISOR SERIES III             FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS
FIDELITY ADVISOR SERIES IV              FIDELITY INVESTMENT TRUST
FIDELITY ADVISOR SERIES V               FIDELITY MAGELLAN FUND
FIDELITY ADVISOR SERIES VI              FIDELITY MASSACHUSETTS MUNICIPAL TRUST
FIDELITY ADVISOR SERIES VII             FIDELITY MONEY MARKET TRUST
FIDELITY ADVISOR SERIES VIII            FIDELITY MT. VERNON STREET TRUST
FIDELITY BEACON STREET TRUST            FIDELITY MUNICIPAL TRUST
FIDELITY BOSTON STREET TRUST            FIDELITY MUNICIPAL TRUST II
FIDELITY CALIFORNIA MUNICIPAL TRUST     FIDELITY NEW YORK MUNICIPAL TRUST
FIDELITY CALIFORNIA MUNICIPAL TRUST II  FIDELITY NEW YORK MUNICIPAL TRUST II
FIDELITY CAPITAL TRUST                  FIDELITY PHILLIPS STREET TRUST
FIDELITY CHARLES STREET TRUST           FIDELITY PURITAN TRUST
FIDELITY COMMONWEALTH TRUST             FIDELITY REVERE STREET TRUST
FIDELITY CONCORD STREET TRUST           FIDELITY SCHOOL STREET TRUST
FIDELITY CONGRESS STREET FUND           FIDELITY SECURITIES FUND
FIDELITY CONTRAFUND                     FIDELITY SELECT PORTFOLIOS
FIDELITY CORPORATE TRUST                FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P.
FIDELITY COURT STREET TRUST             FIDELITY SUMMER STREET TRUST
FIDELITY COURT STREET TRUST II          FIDELITY TREND FUND
FIDELITY COVINGTON TRUST                FIDELITY U.S. INVESTMENTS-BOND FUND, L.P.
FIDELITY DAILY MONEY FUND               FIDELITY U.S. INVESTMENTS-GOVERNMENT SECURITIES
FIDELITY DESTINY PORTFOLIOS                FUND, L.P.
FIDELITY DEUTSCHE MARK PERFORMANCE      FIDELITY UNION STREET TRUST
  PORTFOLIO, L.P.                       FIDELITY UNION STREET TRUST II
FIDELITY DEVONSHIRE TRUST               FIDELITY YEN PERFORMANCE PORTFOLIO, L.P.
FIDELITY EXCHANGE FUND                  NEWBURY STREET TRUST
FIDELITY FINANCIAL TRUST                VARIABLE INSURANCE PRODUCTS FUND
FIDELITY FIXED-INCOME TRUST             VARIABLE INSURANCE PRODUCTS FUND II
FIDELITY GOVERNMENT SECURITIES FUND     VARIABLE INSURANCE PRODUCTS FUND III
FIDELITY HASTINGS STREET TRUST


in addition to any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as President and Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Robert C. Pozen my true and lawful attorney-in-fact, with full power of substitution, and with full power to him to sign for me and in my name in the appropriate capacity, all Registration Statements of the Funds on Form N-1A, Form N-8A, or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A, Form N-8A, or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and on my behalf in connection therewith as said attorney-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorney-in-fact or his substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after August 1, 1997.

 WITNESS my hand on the date set forth below.

/S/EDWARD C. JOHNSON 3D_  JULY 17, 1997
EDWARD C. JOHNSON 3D

POWER OF ATTORNEY

 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

FIDELITY ABERDEEN STREET TRUST          FIDELITY GOVERNMENT SECURITIES FUND
FIDELITY ADVISOR ANNUITY FUND           FIDELITY HASTINGS STREET TRUST
FIDELITY ADVISOR SERIES I               FIDELITY HEREFORD STREET TRUST
FIDELITY ADVISOR SERIES II              FIDELITY INCOME FUND
FIDELITY ADVISOR SERIES III             FIDELITY INSTITUTIONAL CASH PORTFOLIOS
FIDELITY ADVISOR SERIES IV              FIDELITY INSTITUTIONAL TAX-EXEMPT CASH PORTFOLIOS
FIDELITY ADVISOR SERIES V               FIDELITY INSTITUTIONAL TRUST
FIDELITY ADVISOR SERIES VI              FIDELITY INVESTMENT TRUST
FIDELITY ADVISOR SERIES VII             FIDELITY MAGELLAN FUND
FIDELITY ADVISOR SERIES VIII            FIDELITY MASSACHUSETTS MUNICIPAL TRUST
FIDELITY BEACON STREET TRUST            FIDELITY MONEY MARKET TRUST
FIDELITY BOSTON STREET TRUST            FIDELITY MT. VERNON STREET TRUST
FIDELITY CALIFORNIA MUNICIPAL TRUST     FIDELITY MUNICIPAL TRUST
FIDELITY CALIFORNIA MUNICIPAL TRUST II  FIDELITY MUNICIPAL TRUST II
FIDELITY CAPITAL TRUST                  FIDELITY NEW YORK MUNICIPAL TRUST
FIDELITY CHARLES STREET TRUST           FIDELITY NEW YORK MUNICIPAL TRUST II
FIDELITY COMMONWEALTH TRUST             FIDELITY PHILLIPS STREET TRUST
FIDELITY CONGRESS STREET FUND           FIDELITY PURITAN TRUST
FIDELITY CONTRAFUND                     FIDELITY REVERE STREET TRUST
FIDELITY CORPORATE TRUST                FIDELITY SCHOOL STREET TRUST
FIDELITY COURT STREET TRUST             FIDELITY SECURITIES FUND
FIDELITY COURT STREET TRUST II          FIDELITY SELECT PORTFOLIOS
FIDELITY COVINGTON TRUST                FIDELITY STERLING PERFORMANCE PORTFOLIO, L.P.
FIDELITY DAILY MONEY FUND               FIDELITY SUMMER STREET TRUST
FIDELITY DAILY TAX-EXEMPT FUND          FIDELITY TREND FUND
FIDELITY DESTINY PORTFOLIOS             FIDELITY U.S. INVESTMENTS-BOND FUND, L.P.
FIDELITY DEUTSCHE MARK PERFORMANCE      FIDELITY U.S. INVESTMENTS-GOVERNMENT SECURITIES
  PORTFOLIO, L.P.                          FUND, L.P.
FIDELITY DEVONSHIRE TRUST               FIDELITY UNION STREET TRUST
FIDELITY EXCHANGE FUND                  FIDELITY UNION STREET TRUST II
FIDELITY FINANCIAL TRUST                FIDELITY YEN PERFORMANCE PORTFOLIO, L.P.
FIDELITY FIXED-INCOME TRUST             VARIABLE INSURANCE PRODUCTS FUND
                                        VARIABLE INSURANCE PRODUCTS FUND II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.

 WITNESS my hand on the date set forth below.

/S/ROBERT M. GATES             MARCH 6, 1997
ROBERT M. GATES